UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23410

FROST FAMILY OF FUNDS

(Exact name of registrant as specified in charter)

One Freedom Valley Drive

Oaks, PA 19456

(Address of Principal Executive Offices, Zip code)

Michael Beattie

c/o SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: 1-877-713-7678

Date of fiscal year end: July 31, 2023

Date of reporting period: July 31, 2023

Item 1. Reports to Stockholders.

(a)  A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

Frost Family of Funds Annual Report JULY 31 , 2023 FROST GROWTH EQUITY FUND FROST LOW DURATION BOND FUND FROST TOTAL RETURN BOND FUND FROST MUNICIPAL BOND FUND FROST CREDIT FUND Investment Adviser: Frost Investment Advisors, LLC

The Funds file their complete schedule of investments of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-PORT within sixty days after period end. The Funds’ Forms N-PORT are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-877-71-FROST; and (ii) on the Commission’s website at http://www.sec.gov.

Dear Shareholders,

This year’s letter will strike a similar tone to last year’s, as we look back on a year of high inflation, high and still rising interest rates, and a tight labor market amid surprising strength in the U.S. economy. This year has been a surprise in terms of soaring large-cap equity returns coupled with a fixed-income market buffeted by huge increases in supply of Treasury notes and bonds but a significant drop in activity for credit assets. Corporate debt issuance has stalled, with the sticker shock of soaring borrowing costs crippling the market. The Federal Reserve is well into its tightening cycle, with the pundits now guessing as to whether it will declare victory.

Last year’s supply chain issues have been largely resolved. Bottlenecks have eased and demand for goods has fallen as consumers struggle in the face of high inflation. The U.S. economy has been remarkably resilient, with forecasts of imminent recession turning to a consensus of a soft landing. Employment has been strong, with some initial signs of weakness emerging, but wages continue to rise as employers clamor for the staffing needed to operate.

The European Union managed to eke out enough energy to make it through last winter, importing the natural gas needed from all comers, but the EU again faces the prospect of shutdowns as another winter looms. Europe is in a serious drought, reducing the ability to move manufactured goods on rivers, usually a fail-proof method of transportation. Low water is also hampering the Panama Canal, with container ships now being restricted depending on their draw.

The Russian invasion of Ukraine continues to roil the commodities markets, with grain production estimates hinging on the latest news and whipsawing future prices. The conflict appears to be nowhere close to an end, so estimating economic activity for eastern Europe is extraordinarily difficult. Soaring inflation and still-tightening monetary policy has resulted in a perpetual prediction of imminent recession for Europe, which, much like in the U.S., has yet to arrive.

The higher home listing prices of last year have settled down, with housing demand strong in some regions and anemic in others. Higher mortgage rates have brought the existing home supply down to historically low levels. Around 75% of homeowners have existing mortgages at interest rates at or lower than 4%. New home inventories have been steady, but mortgage applications have fallen through the floor.

Despite this litany of woe, the Frost family of funds had a good year. Our growth fund was positioned well for the trends that moved the markets, with exposure to many of the companies that led the market. Breadth in the market was poor, but our alignment with the prominent themes contributed significantly to our success on both a relative and absolute basis. Our fixed-income team delivered another very good year in a turbulent market. Being correct on their duration call and taking risk where it made sense delivered competitive returns against our funds’ respective benchmarks and peers. The market tumult hasn’t fazed our equity and fixed income teams – they adeptly navigated the sometimes rapidly changing landscape.

Last year I commented that we were positioned well for the future, that our team continued to mature, and the addition of new talent continued to increase our skill set. Those words remain true today.

We are grateful for your continued support, and we look forward to what this coming year may offer.

Sincerely,

Mace M. McCain

Past performance does not guarantee future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. Investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be reduced. There can be no assurance that Frost Investment Advisors, LLC will continue to waive fees. For performance data current to the most recent month end, please call 877.713.7678.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in an account’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent an account’s entire portfolio and in the aggregate may represent only a small percentage of an account’s portfolio holdings.

Mutual fund investing involves risk including possible loss of principal. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. Bond and bond funds are subject to interest rate risk and will decline in value as interest rates rise. REIT investments are subject to changes in economic conditions, credit risk and interest rate fluctuations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Derivatives are often more volatile than other investments and may magnify the Fund’s gains or losses. The primary risk of derivative instruments is that changes in the market value of securities held by the fund and of the derivative instruments relating to those securities may not be proportionate. Derivatives are also subject to illiquidity and counter party risk. Diversification does not protect against market loss.

The Bloomberg U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value

Frost Growth Equity Fund

Manager Commentary

It has been a surprisingly strong year for equity markets, given aggressive monetary tightening by major central banks around the world along with the collapse of a few regional banks in early spring. Working in the stock markets’ favor, at least over these last nine months and up until recently, has been a combination of low expectations, bearish sentiment, and resilient economic growth. Many economists came into the year predicting a high probability of recession, and instead economic growth has been revised consistently higher as seen in measures such as the Citigroup economic surprise index.

Growth stocks were the standout performers over the period. Attractive starting point valuations late last year followed dramatic underperformance throughout much of 2022, and technology companies newly found focus on cost efficiency and excitement around artificial intelligence were a boost. In terms of cost efficiencies, many employee layoffs over the past few quarters have come from the traditional growth sectors such as technology, communication services and consumer discretionary. Meta Platforms Inc. (formerly known as Facebook) coined 2023 its “year of efficiency,” and that applies to a lot of large-cap technology and internet companies. Unfortunately, many companies in these sectors hired too many employees over the past few years and believed strength from pandemic-related demand was sustainable. When economic growth started to slow in 2022, many of these companies had inflated cost structures. But in response, and as a silver lining, many companies took the opportunity to aggressively rein in costs and become more efficient. Meta probably is the most extreme example, but lots of companies took similar actions. It’s still early in terms of seeing the full benefits from this focus on efficiency. Meanwhile, structural growth tailwinds such as the shift to cloud, digital transformation and now artificial intelligence remain intact.

Looking back over the 12-month period ending July 31, 2023, the top performing sectors in the market were either growth-oriented sectors such as technology and communication services or cyclical sectors such as industrials. The more defensive or counter-cyclical related sectors such as consumer staples, health care and utilities all underperformed the broader averages, as investors had little appetite to play defense. This is notable given how consensus the call for recession was coming into this year.

For fiscal year 2023, the Frost Growth Equity Fund Institutional class posted a gain of 15.34%. The fund underperformed its benchmark, the Russell 1000 Growth Index, by 197 basis points, but outperformed its large growth peer group by 87 basis points. The Russell 1000 Growth Index continues to be significantly more concentrated than the average large cap growth fund and can often experience large relative swings based on only a handful of mega-cap stocks. Relative to its actively managed large-growth peer group, the fund ranked in the second quartile over the period.

The underperformance relative to the benchmark was driven more by sector weighting decisions than by stock selection. The sector-related headwinds were a result of the fund being underweight the technology sector, which was the best performing and largest sector in the Russell 1000 Growth Index. The fund was also overweight the health care, consumer discretionary and financials sectors, with all three sectors underperforming the overall benchmark average return.

Stock selection was relatively solid, with selection in consumer discretionary, financial and communication services the top contributors to the fund’s relative performance. Stock selection in technology and health care detracted the most.

In the consumer discretionary, an underweight in Tesla and overweight positions in O’Reilly Automotive, Booking Holdings and Chipotle Mexican Grill were all notable contributors. We admire Tesla’s ability to grow volumes by more than 50%, but the company has had to cut prices significantly to maintain those targets. Gross margins have declined by around 12 percentage points relative to the peak last year, and earnings estimates have been revised materially lower as a result. Although Tesla remains the leader in electric vehicles for the foreseeable future, the stock looks relatively expensive to us, and we maintain the position as a sizeable underweight in the fund.

Amazon was the biggest detractor in consumer discretionary, with the stock down modestly over the 12-month period. We remain constructive on Amazon at current levels. The management team is in the early stages of focusing on costs and efficiency following years of inefficient growth during the pandemic, and we think growth at Amazon Web Services is likely bottoming. The stock is reasonably priced on free cash flow metrics looking out over the next year or two, a rarity for Amazon stock over its history.

In communication services, an overweight in Meta was the top overall contributor for the year. The stock benefitted from strong first and second quarter earnings reports that showed solid user growth, better engagement and improved monetization thanks to aggressive investments in artificial intelligence. Meta is back to double-digit revenue growth, and despite the significant move year-to-date, the stock only trades in line with the overall market on a multiple to earnings basis, which we view as relatively attractive.

On the downside, relative performance in the technology sector was hurt most by not owning Broadcom and by an underweight position in Apple. We view Apple as one of the highest quality companies in the market and have owned the stock in the fund for the past 15 years. But we are underweight relative to the benchmark because we believe the valuation already reflects the quality and the growth prospects of the business. Contributing positively to stock selection in the sector were our positions in leading software companies such as Microsoft, Workday, ServiceNow and Adobe Systems.

Lastly, performance in the health care sector contributed to the underperformance relative to the benchmark, despite a significant overweight in Eli Lilly, one of the best performing pharmaceutical stocks over the last year. Stock selection was hurt by long-time holdings Danaher and Edwards Lifesciences. Danaher benefitted from pandemic-related hospital testing and as a provider of vaccine manufacturing equipment. There could be another few quarters of inventory digestion in bioprocessing, but we think the long-term outlook for the industry still looks solid.

Looking forward, the market backdrop and outlook for the economy is mixed following roughly 500 basis points of interest rate increases from the Federal Reserve to slow economic growth and bring down inflation. While it’s difficult to predict whether the economy will enter a recession, we think higher interest rates work with a long lag, and it’s too early to understand the full impact from the Fed’s tightening campaign. We think the cumulative effect of higher interest rates is likely to slow economic growth more in 2024 than it did in 2023. The impact of interest rate hikes may work with a longer than normal lag because during the pandemic, consumers and businesses locked in lower rates for a longer period. We have positioned most of the portfolio in companies who have the potential to perform well through headwinds. Growth-oriented sectors like information technology, communication services and consumer discretionary make up roughly two-thirds of the fund, and many companies in these sectors have growth drivers and tailwinds that don’t rely on a robust economy to grow. For defensive exposure, health care remains our preferred sector, and it is overweight in the fund. Here again, our focus is on health care innovators introducing efficient new drugs, diagnostics, and delivery methods.

Ultimately, our investment process focuses on identifying innovative, competitively advantaged, and differentiated companies led by top-notch management teams that have exposure to large and attractive markets. We strongly believe the best business models win out over time, and our focus on finding companies with the ability to sustain above-average earnings and cash flow growth for long periods of time is how we add value through an economic cycle.

Frost Growth Equity Fund

	Growth of a $1,000,000 Investment
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Institutional Class Shares(2)	15.34%	8.94%	12.78%	14.00%	10.70%
Investor Class Shares(3)(4)	15.11%	8.67%	12.50%	13.71%	10.82%
S&P 500 Growth Index	8.00%	10.41%	12.92%	14.27%	11.79%
Russell 1000 Growth Index	17.31%	12.19%	15.23%	15.53%	12.56%

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)

Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

(4)	Investor Class Shares commenced operations on June 30, 2008.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

FIXED INCOME FUNDS

Market Review

US Bond Market

The U.S. bond market turned in another rather disappointing year with mostly negative returns except for a few sectors such as floating-rate coupon and high-yield corporate bonds. The large core U.S. Aggregate (AGG) and U.S. Universal bond indexes lost 3.37% and 2.40%, respectively. In fact, apart from the floating-rate coupon sector, which often benefits from rising rates, much of the U.S. bond market has been in a three-year bear market with the AGG index now down 4.50% since mid-2020. Overall bond market volatility has remained elevated over the past year, due in part to the mini banking crisis that began in March. The bond market has spent the past year with an inverted yield curve. Longer-maturity yields remained lower than shorter-maturity yields as the Federal Reserve raised money market rates over 5.0%. The inverted yield curve created a challenging bond environment because it can negate natural market valuation rises as securities move closer to their maturity.

Treasury Securities

The Treasury market produced returns ranging from positive 4.50% to a negative 13.0% depending on subsector details. The best portion of the Treasury space was the floating-rate coupon area, which benefited from Fed rate hikes and returned approximately 4.50%. The long-maturity fixed-rate area lost between 7.0% and 13.0%. 30-year Treasury bonds lost 13.10%. The Treasury Inflation-Protected sector (“TIPs”) produced positive returns of 2.0% due to inflation concerns. Within the AGG index, Treasury securities lost 4.0% with returns even lower for longer-maturity securities.

Residential Mortgage-Backed Securities (“RMBS”)

The U.S agency sector of RMBS underperformed the AGG index and was generally the worst performing sector within the AGG. The Bloomberg RMBS index lost 4.66%. The agency RMBS sector struggled with a general rise in interest rates, a slowing housing market, and two very large buyer bases – the Fed and private banking – meaningfully slowing their investment purchases. In direct correlation with interest rate increases, 30-year collateral bonds underperformed 15-year collateral bonds, and higher-duration lower-coupon collateral underperformed higher coupons.

Within the non-agency RMBS sector, returns were somewhat higher but still struggled to produce positive returns. The prime RMBS sector generally produced flat or slightly positive returns as U.S. housing fundamentals remained solid for that credit profile. However, the non-qualified mortgage and reperforming collateral types within the sector generally saw spreads over government securities increase, resulting in negative returns.

Asset-Backed Securities (“ABS”)

The ABS sector returned between 1.0% and 3.0% during the year and broadly outperformed both the AGG index Treasurys on a duration-adjusted basis. The higher-quality Bloomberg US ABS Sub-Index returned 1.12%. The lower-rated higher-risk area of ABS generally produced returns closer to 3.0%. ABS benefited from its lower duration and interest rate risk profile. The sector saw stable credit spreads across most loan collateral types even as investment sentiment focused on a possible recession.

Commercial Mortgage-Backed Securities (“CMBS”)

CMBS underperformed the U.S. fixed income market and generally produced negative returns over the past year. The sector struggled with a double whammy of higher interest rates on government securities and investor worries on commercial real estate credit. Unlike prior years where most of the credit worries revolved around office space collateral, during this past year investor worries spread to multifamily and hotels. The CMBS sub-sector within the AGG lost 3.25%. Many higher-risk sectors such as BBB-rated CMBS securities produced returns lower than negative 3.25%.

Collateralized Loan Obligation (“CLO”)

The CLO sector delivered positive total returns and outperformed most fixed-income sectors. CLO benefited from its floating-rate coupon and very low duration profile. Like other floating-rate coupon securities, CLO saw increased returns as the Fed continued to increase money market rates, pushing up yields on CLO-linked indexes such as LIBOR and SOFR rates. Broadly, CLO returns ranged between 5.0% to 10.0% with the higher-credit AAA-rated securities at 5.0% and the riskier BBB- and BB-rated securities making up the higher return range.

Investment Grade Corporate Securities (“IG”)

The Bloomberg US IG Index lost 1.30% in the year, which was better than both the AGG and U.S. government bonds. On a duration-adjusted basis, IG outperformed Treasurys by approximately 2.50%. Like other sectors, the shorter maturity, and less duration profile in IG, the better the returns. Shorter maturities like one- to three-years delivered meaningfully higher returns than intermediate maturities like four- to nine-years, and intermediate maturities delivered better returns than longer maturities. The one- to three-year IG category in the Bloomberg index returned 1.40%, but the 30-year category lost almost 6.0%. Generally lower quality delivered better returns, and lower returns were linear as bonds moved up in ratings. The BBB-rated category returned very close to 0% while the AA category lost 1.25%. Many industry groups, apart from banks, provided similar returns. The banking industry underperformed due to the mini banking crisis occurring in March and April. IG spreads finished the year at 1.18% over Treasury securities.

High Yield Corporate Securities (“HY”)

The HY sector was one of the star performers across fixed income. The Bloomberg U.S. HY index returned 4.40%. On a duration-adjusted basis, high yield outperformed Treasurys by more than 5.50%. Similar to other sectors, lower-duration profiles generally delivered better returns. The CCC-rated category returned 6.50% and the BB-rated category returned around 3.0%. High yield benefited nicely from the continued economic and credit cycle improvement, even in the face of constant investor worries. The HY energy category produced some of the best performances in terms of aggregate and duration-adjusted returns. The overall energy sector within the Bloomberg HY index returned close to 8.0%. On the opposite side of returns, banks and financials underperformed, as did the communication sector. Overall, most industrial sectors delivered better returns relative to the HY benchmark and duration-adjusted Treasury. Overall HY spreads rallied (declined) by approximately 80 basis points over U.S. government bonds, resulting in one of the best 12-month periods for spreads since the pandemic. At year-end the Bloomberg HY sector finished with an average spread of 3.95% over Treasurys.

Money Market Securities

Money markets had their second consecutive active year. The Fed continued to raise money-market rates from around 2% to 5%, the highest rate since 2007. This follows the preceding year, in which the Fed raised the rate from effectively 0% to 2%. Over a period of less than 24 months, U.S. government money-market yields increased by 500 basis points. Other money-market sectors increased in tandem, resulting in corporate commercial paper yielding closer to 6% than 5% at year-end.

Frost Total Return Bond Fund

Fund Recap

•

The Bloomberg U.S. Aggregate Bond Index (the AGG) returned negative 3.37% for the year that ended on July 31, 2023. The Frost Total Return Bond Fund (institutional share class) returned 2.05% for the same period, bettering the benchmark by 5.42%.

•

The fund maintained its effective duration – a measure of interest rate risk – between 2.90 and 3.80% with the higher end of the range early in the year and declining toward the middle of the year as interest rates moved higher.

•

With the benchmark’s average duration approximately 6.25%, the fund’s underweight duration allocation resulted in positive outperformance relative to the benchmark. This was the fund’s most meaningful positive factor.

•	The fund was overweight the high yield, corporate, collateralized loan obligations and asset-backed securities sectors and underweight allocations to U.S. government bonds.

•

The allocation to credit resulted in slight overperformance relative to the benchmark as the credit markets outperformed U.S. government sectors. Risk asset sectors generally benefited from economic and credit cycle performance.

•	The fund outperformed due to individual security selection, primarily in its high-yield energy securities and its investment-grade ABS.

•

The fund held an average allocation of 6% to energy during the year. This resulted in positive relative performance. Several of the fund’s oil holdings saw significant outperformance. The fund held underweight allocations to Treasury, corporate and RMBS sectors and overweight ABS, CMBS and CLOs.

•	The fund’s average allocations during the year were 30% Treasurys, 18% corporates and CLOs, 12% ABS, 8% RMBS and 7% CMBS.

Strategy

Our one-year outlook for the U.S. bond market is for returns of 4.00% to 4.50%, which is on the high end of our previous estimates over the past decade. However, even these estimates assume a slightly higher move in interest rates over the next year. As the new year starts, the income generated by many core U.S. bond strategies has now moved above 4.00% for the first time in many years. Our overall projection for U.S. bonds is broadly equal to the market’s current income generation with little change in valuations due to changes in interest rates or credit spreads. Our base projection for Treasury yields must increase only marginally over the course of the next year. A foundation for this outlook is for the U.S. economy to slow compared with the past year while continuing to produce growth and stable employment. We acknowledge the uncertainty around the globe as well as central banks’ tighter monetary policy.

We are underweight interest rate risk entering the new year as we have been for some time. The risk-reward calculus for rates remains poor. Having said this, we acknowledge that the rise in yields across the U.S. bond market over the past two years has increased bonds’ relative valuation. We also acknowledge the global economic uncertainty and believe there is a meaningful probability that we will need to change the fund’s rate risk profile sometime over the coming year. Balancing both views, we begin the year with a target effective duration of around 4.0%, which is higher than our target of the last several years but still low compared to 6.50% for the benchmark. Floating-rate coupon bonds remain a focus, with a targeted allocation between 15-18%. This allocation supports our strategy to overweight the low duration objectives of the fund even though it’s lower than the last several years.

The fund begins the new year underweight U.S. government securities, somewhat overweight the high-yield corporate sector and overweight securitized sectors. The fund’s largest sector allocations at the start of the year are Treasurys (31%), corporate bonds (20%), collateralized loan obligations (18%), asset-backed securities (12%), residential mortgage-backed securities (8%) and CMBS (6%). The fund’s largest sector variances relative to the benchmark are an underweight in Treasurys (31% vs. 41%), an underweight to U.S. agency residential MBS (8% vs. 27%) and an overweight to non-U.S. agency RMBS like ABS and CLOs (38% in the fund vs. 3% for the benchmark). We continue to see attractive relative valuations across most of the securitized sectors, including for the first time in several years the U.S. agency RMBS, and in selected high-yield corporates.

The fund also begins the new year with a healthy 6% allocation to energy. However, we are slowly decreasing the fund’s focus in energy due to increasingly higher valuations.

The fund remains focused on generating above-average dividend income relative to its benchmark. We expect individual security selection will continue to be a focus and we remain positioned to move the fund’s interest rate risk profile in either direction if needed to adjust to the wide dispersion of economic and interest rate possibilities.

Frost Total Return Bond Fund

	Growth of a $1,000,000 Investment
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Institutional Class Shares(2)	2.05%	1.78%	2.21%	2.80%	4.59%
Investor Class Shares(3)(4)	1.79%	1.53%	1.96%	2.55%	4.37%
A Class Shares(5)	1.69%	1.50%	1.90%	2.44%	4.25%
Bloomberg U.S. Aggregate Bond Index	(3.37)%	(4.46)%	0.75%	1.50%	2.67%

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares and A Class Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)

Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

(4)	Investor Class Shares commenced operations on June 30, 2008.

(5)	A Class Shares commenced operations on June 1, 2018.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Bond Credit Quality as of July 31, 2023

Percentage of Total
Credit Rating(1)	Investments
Agency	7%

AAA	14%

AA	12%

A	11%

BBB	11%

Below Investment Grade	10%

Treasury	34%

Cash	1%

(1) The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or more of the four major nationally recognized statistical rating organizations (“NRSRO”). These four NRSRO’s currently are Standard & Poor’s, Moody’s, Fitch, and DBRS. When a security is rated by more than one NRSRO, the highest rating is used. These credit quality ratings are shown without regard to gradations within a given rating category.

Frost Credit Fund

Manager Commentary:

Fund Recap

•

The fund’s hybrid benchmark (50% Bloomberg U.S. Credit Index/50% Bloomberg US Corporate High Yield Index) returned 1.56% for the year. The fund returned 5.31% over the same period, representing a 375-basis-point outperformance.

•

The fund was underweight interest rate risk throughout the year, representing nearly all outperformance relative to the benchmark. The five-year Treasury note rose from 2.60% to over 4.0%, resulting in negative returns for the security.

•	The fund’s effective duration was between 2.30% and 2.70%, with the high end of the range occurring early in the year. This is compared to the 5.0% effective duration of the benchmark.

•

The fund was overweight the securitized market sectors (ABS, CMBS and CLOs) and underweight the investment-grade and high-yield corporate sector. These allocation positions resulted in sizable relative outperformance.

•	The fund was slightly underweight credit risk such as high-yield sector, resulting in slight relative underperformance. Riskier sectors such as high yield outperformed.

•	The fund slightly outperformed due to positive security selection, even though this paled in comparison to the fund’s primary outperformance metric of interest rate positioning and duration.

Strategy

Our one-year outlook for the U.S. bond market is for returns of 4.0% to 4.50%, which is on the high end of the previous decade’s estimates. We expect credit-related sectors to deliver slightly higher returns as economic and credit cycles slow but continue expanding. Considering that many credit sectors began the new year with some of the highest yields in a decade, even just a muddle-through type of credit cycle should translate to marginal outperformance.

We are underweight interest rate risk entering the new year as we have been for some time. The risk-reward calculus for rates remains poor. Having said this, we acknowledge that the rise in yields across the U.S. bond market over the past two years has increased bonds’ relative valuation. We also acknowledge the global economic uncertainty and believe there is a meaningful probability that we will need to change the fund’s rate risk profile sometime over the coming year. Balancing both views, we begin the year with a target effective duration of approximately 3.0%, which is higher than our target of the last several years, but still low compared to the benchmark’s 5.25%. Floating-rate coupon bonds remain a focus for the fund, with a targeted allocation of at least 25%. This allocation supports our strategy to overweight the low-duration objectives of the fund, even though it is lower than the last several years.

The fund starts the new year with a somewhat conservative allocation of 58% investment-grade securities and 42% below-investment-grade securities. The fund starts the year with a 41% allocation to corporate bonds, 26% CLOs and 21% ABS.

Frost Credit Fund

	Growth of a $1,000,000 Investment
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Institutional Class Shares(2)	5.31%	3.21%	3.25%	4.07%	4.04%
Investor Class Shares(2)(3)	4.94%	2.92%	2.98%	3.80%	3.76%
A Class Shares(4)	5.06%	2.96%	2.98%	3.72%	3.67%
50/50 Hybrid of the Following Indices	1.56%	(1.12)%	2.54%	3.45%	3.32%
Bloomberg U.S. Credit Index	(1.29)%	(4.26)%	1.57%	2.47%	2.02%
Bloomberg U.S. Corporate High Yield Bond Index	4.41%	2.04%	3.42%	4.38%	4.56%

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares and A Class Shares would be lower due to differences in fee structures.

(2)	Both Institutional Class Shares and Investor Class Shares commenced operations on December 3, 2012.

(3)

Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

(4)	A Class Shares commenced operations on June 1, 2018.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Bond Credit Quality as of July 31, 2023

Percentage of Total
Credit Rating(1)	Investments
Agency	1%

AAA	2%

AA	8%

A	23%

BBB	26%

Below Investment Grade	36%

Cash	4%

(1) The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or more of the four major nationally recognized statistical rating organizations (“NRSRO”). These four NRSRO’s currently are Standard & Poor’s, Moody’s, Fitch, and DBRS. When a security is rated by more than one NRSRO, the highest rating is used. These credit quality ratings are shown without regard to gradations within a given rating category

Frost Low Duration Bond Fund

Manager Commentary:

Fund Recap

•

The Bloomberg U.S. Government Credit One to Five Year Bond Index lost 0.38% during the year that ended July 31, 2023 The Frost Low Duration Bond Fund (institutional share class) returned 1.05% over the same period, outperformance of 143 basis points.

•	The fund maintained an underweight allocation to interest rate risk, with an effective duration profile of between 1.65% and 2.20%.

•

Short-term interest rates increased as the Fed continued its more-restrictive monetary policy and increased money-market yields above 5%, so the fund’s duration profile had a positive attribution effect of approximately 0.75% relative to its benchmark. This explained about half of the fund’s relative outperformance as the yield on the three-year Treasury note rose from 2.80% to over 4.50%.

•

Another reason for the fund’s relative outperformance was positive sector allocations. The fund held a meaningful overweight to the ABS sector (51%) and an underweight to the Treasury sector (22%). The fund and the benchmark ABS holdings delivered higher returns than the Treasury sector.

•	The fund held an average 19% allocation to investment-grade corporate bonds, an underweight to the benchmark.

Strategy

The fund is underweight interest rate risk. We feel there is little reward for holding high levels of rate risk if the Fed continues to raise short-term rates. We expect to maintain the fund’s effective duration at a level lower than the benchmark. Our current effective duration target is between 2-2.25 years, compared to 2.6 for the benchmark. We look for an opportunity to add to duration risk next year as we expect the Fed will end its rate-hiking cycle.

We continue to see ABS as a source of value for the fund, and we feel the sector is cheaper on a relative value basis than it has been in years. We expect to maintain the fund’s large overweight allocation to ABS and may increase it further. Our focus in ABS continues to be consumer-related loans, primarily auto loans.

We expect to be slightly overweight credit risk due to an underweight allocation to Treasurys and other U.S. government sectors.

Frost Low Duration Bond Fund

	Growth of a $1,000,000 Investment
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Institutional Class Shares(2)	1.05%	(0.58)%	1.10%	1.17%	2.29%
Investor Class Shares(3)(4)	0.90%	(0.83)%	0.87%	0.93%	1.99%
Bloomberg U.S. 1-5 Year Government/Credit Index	(0.38)%	(1.56)%	1.23%	1.15%	1.88%

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)

Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

(4)	Investor Class Shares commenced operations on June 30, 2008.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Bond Credit Quality as of July 31, 2023

Percentage of Total
Credit Rating(1)	Investments
AAA	12%

AA	9%

A	21%

BBB	27%

Agency	6%

Treasury	24%

Cash	1%

(1)

The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or more of the four major nationally recognized statistical rating organizations (“NRSRO”). These four NRSRO’s currently are Standard & Poor’s, Moody’s, Fitch, and DBRS. When a security is rated by more than one NRSRO, the highest rating is used. These credit quality ratings are shown without regard to gradations within a given rating category.

Frost Municipal Bond Fund

Manager Commentary:

Fund Recap

•	The Bloomberg Municipal Bond index returned 0.93% for the year that ended July 31, 2023. The Frost Municipal Bond Fund returned 0.46% during the same period, or 47 basis points underperformance.

•

The fund maintained a material underweight allocation to interest rate risk with an effective duration between 3.50% and 4.25% compared with 6% for the benchmark. The fund’s effective duration at year-end stood at 3.08%.

•	The fund also held an average maturity at year-end of 4.50 years compared to 12.92 years for the index. The fund continued to be materially underweight the 20- to 30- year sector.

•

The benchmark’s 20- to 30-year sector lost more than 11.50% and was the worst-performing space of the index. The fund’s material underweight in this sector was its largest positive relative performance characteristic.

•

The fund was slightly underweight credit risk with a higher allocation to AAA- and AA-rated securities and a lower allocation to BBB-rated bonds. This did not have a material relative performance attribution to the benchmark.

•	The fund continued to hold Texas municipality securities, with a year-end allocation of approximately 70%.

•	The fund held an average 11% allocation to cash, which aided relative performance. Cash was the best-performing sector.

Strategy

We continue to be underweight interest rate risk entering the new year. We continue to feel that the risk-reward calculus for rates is poor, and we expect to keep the fund’s effective duration meaningfully lower than the benchmark. We begin the year with a target effective duration of 4.00% compared to 6.00% for the benchmark.

Frost Municipal Bond Fund

	Growth of a $1,000,000 Investment
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Institutional Class Shares(2)	0.46%	0.10%	1.85%	2.06%	2.70%
Investor Class Shares(3)(4)	0.31%	(0.11)%	1.61%	1.81%	2.42%
Bloomberg Municipal Bond Index	0.93%	(1.00)%	1.87%	2.81%	3.50%

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)

Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

(4)	Investor Class Shares commenced operations on August 28, 2008.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Bond Credit Quality as of July 31, 2023

Percentage of Total
Credit Rating(1)	Investments
AAA	43%

AA	23%

A	25%

BBB	3%

Below Investment Grade	6%

(1)

The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or more of the four major nationally recognized statistical rating organizations (“NRSRO”). These four NRSRO’s currently are Standard & Poor’s, Moody’s, Fitch, and DBRS. When a security is rated by more than one NRSRO, the highest rating is used. These credit quality ratings are shown without regard to gradations within a given rating category.

SECTOR WEIGHTINGS (Unaudited)†

† Percentages are based on total investments.

Description	Shares	Value
COMMON STOCK§ — 99.9%

Communication Services — 11.2%
Alphabet, Cl A *	90,680	$12,035,050
Alphabet, Cl C *	84,900	11,301,039
Meta Platforms, Cl A *	24,290	7,738,794
Netflix *	5,900	2,589,923
Spotify Technology *	11,200	1,673,392

		35,338,198

Consumer Discretionary — 17.3%
Airbnb, Cl A *	9,000	1,369,710
Amazon.com *	165,120	22,073,241
Booking Holdings *	1,150	3,416,420
Chipotle Mexican Grill, Cl A *	2,300	4,513,244
Floor & Decor Holdings, Cl A *	11,500	1,320,775
Home Depot	13,590	4,536,886
Lululemon Athletica *	4,500	1,703,385
NIKE, Cl B	22,500	2,483,775
O’Reilly Automotive *	4,420	4,091,992
Starbucks	26,050	2,645,899
Tesla *	16,345	4,371,143
TJX	23,500	2,033,455

		54,559,925

Consumer Staples — 2.7%
Coca-Cola	50,000	3,096,500
Costco Wholesale	6,882	3,858,531
Monster Beverage *	25,000	1,437,250

		8,392,281

Energy — 0.8%
Hess	17,000	2,579,410

Financials — 8.7%
Cboe Global Markets	15,500	2,165,040
JPMorgan Chase	4,300	679,228
Mastercard, Cl A	24,060	9,486,377
Moody’s	12,905	4,552,238
S&P Global	1,000	394,510
Visa, Cl A	42,200	10,032,206

		27,309,599

Health Care — 13.3%
Abbott Laboratories	14,000	1,558,620
AbbVie	12,500	1,869,750
Boston Scientific *	60,500	3,136,925

Description	Shares	Value
Charles River Laboratories International *	5,750	$1,204,855
Danaher	19,100	4,871,646
Edwards Lifesciences *	24,000	1,969,680
Eli Lilly	20,200	9,181,910
Humana	7,700	3,517,591
Intuitive Surgical *	7,500	2,433,000
Merck	12,000	1,279,800
Seagen *	13,350	2,560,263
UnitedHealth Group	12,200	6,177,714
Zoetis, Cl A	12,235	2,301,281

		42,063,035

Industrials — 4.3%
Canadian Pacific Kansas City	55,200	4,542,408
Fortive	32,000	2,507,200
Uber Technologies *	70,500	3,486,930
Union Pacific	12,700	2,946,654

		13,483,192

Information Technology — 40.2%
Accenture, Cl A	5,100	1,613,385
Adobe *	10,700	5,844,019
Advanced Micro Devices *	35,050	4,009,720
Apple	171,960	33,781,542
Globant *	11,600	2,026,868
Intuit	4,200	2,149,140
Lam Research	500	359,245
Marvell Technology	73,035	4,756,770
Microsoft	124,015	41,659,119
NVIDIA	34,500	16,121,505
QUALCOMM	22,500	2,973,825
ServiceNow *	10,000	5,830,000
Snowflake, Cl A *	6,850	1,217,313
Workday, Cl A *	18,500	4,386,905

		126,729,356

Materials — 1.0%
Sherwin-Williams	11,500	3,179,750

Real Estate — 0.4%
American Tower ‡	6,000	1,141,860

Total Common Stock (Cost $127,839,102)		314,776,606

Total Investments — 99.9% (Cost $127,839,102)		$314,776,606

Percentages are based on Net Assets of $315,201,602.

*	Non-income producing security.
§	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.
‡	Real Estate Investment Trust

As of July 31, 2023, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2—Significant Accounting Policies in the Notes to Financial Statements.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

21

SECTOR WEIGHTINGS (Unaudited)†

† Percentages are based on total investments.

Description	Face Amount	Value
U.S. TREASURY OBLIGATIONS — 30.6%
U.S. Treasury Bill
5.287%, 08/22/23 (A)	$2,000,000	$1,993,870
5.271%, 08/29/23 (A)	2,000,000	1,991,816
5.220%, 08/08/23 (A)	2,000,000	1,997,965
5.212%, 08/15/23 (A)	2,000,000	1,995,900
U.S. Treasury Bond
4.000%, 11/15/42	80,000,000	77,912,500
3.875%, 05/15/43	45,000,000	43,017,188
3.625%, 02/15/53	25,000,000	23,316,406
3.250%, 05/15/42	125,000,000	109,316,406
0.000%, 08/15/43 (B)	10,000,000	4,318,269
U.S. Treasury Notes
4.625%, 02/28/25	65,000,000	64,509,961
4.500%, 11/30/24	50,000,000	49,496,094
4.375%, 10/31/24	200,000,000	197,781,250
4.250%, 12/31/24	135,000,000	133,212,305
4.125%, 09/30/27	130,000,000	129,146,875

Total U.S. Treasury Obligations (Cost $862,962,554)		840,006,805

CORPORATE OBLIGATIONS — 20.0%

Consumer Discretionary — 3.5%
Airswift Global
13.842%, U.S. SOFR + 8.900%, 05/12/25 (C)(D)	7,000,000	7,245,000
Choice Hotels International
3.700%, 01/15/31	3,000,000	2,591,412
3.700%, 12/01/29	8,000,000	7,099,477
Empire Resorts
7.750%, 11/01/26 (D)	2,750,000	2,208,515
General Motors Financial
1.200%, 10/15/24	6,333,000	6,002,191
MajorDrive Holdings IV
6.375%, 06/01/29 (D)	29,685,000	24,283,963
NES Fircroft Bondco
11.750%, 09/29/26 (D)	7,750,000	7,878,218
Scientific Games International
8.625%, 07/01/25 (D)	5,750,000	5,869,960

Description	Face Amount	Value
STL Holding
7.500%, 02/15/26 (D)	$16,460,000	$15,225,500
TransJamaican Highway
5.750%, 10/10/36 (D)	1,392,851	1,146,316
VistaJet Malta Finance
7.875%, 05/01/27 (D)	14,863,000	13,781,234
6.375%, 02/01/30 (D)	2,000,000	1,692,940

		95,024,726

Consumer Staples — 0.1%
Philip Morris International
5.125%, 02/15/30	2,500,000	2,484,098

Energy — 5.8%
Apache
7.750%, 12/15/29	4,138,000	4,273,023
Colonial Pipeline
8.375%, 11/01/30 (D)	500,000	571,591
Intesa Sanpaolo
4.000%, 09/23/29 (D)	5,000,000	4,379,080
New England Power
2.807%, 10/06/50 (D)	5,000,000	3,140,488
Paratus Energy Services
10.000% PIK, 07/15/26 (D)	90,830,720	83,615,463
10.000% PIK, 07/15/26	24,586,317	22,633,271
Petroleos Mexicanos
10.000%, 02/07/33 (D)	2,000,000	1,862,475
Reliance Industries
2.875%, 01/12/32 (D)	2,000,000	1,660,514
Tiger Holdco Pte
13.000% PIK, 09/10/23 (D)	15,928,005	16,166,925
Transocean
11.500%, 01/30/27 (D)	17,500,000	18,350,806

		156,653,636

Financials — 6.9%
BAC Capital Trust XIV
5.952%, U.S. SOFR + 0.400%, 09/15/71 (C)	9,870,000	7,896,003
Bank of Ireland Group
6.253%, H15T1Y + 2.650%, 09/16/26 (C)(D)	7,000,000	6,973,086
Barclays
8.000%, H15T5Y + 5.431%, 12/15/71 (C)	22,250,000	20,692,500
Charles Schwab
4.000%, H15T10Y + 3.079%, 03/01/72 (C)	2,000,000	1,566,477
Citigroup
6.174%, U.S. SOFR + 2.661%, 05/25/34 (C)	5,000,000	5,079,101
Comerica
4.000%, 02/01/29	13,300,000	11,682,301
Comerica Bank
7.875%, 09/15/26	24,790,000	25,001,672
Credit Suisse
4.750%, 08/09/24	15,000,000	14,758,834
Credit Suisse Group
5.100%, H15T5Y + 3.293%, 07/24/72 (E)	10,000,000	350,000
Deutsche Bank
7.500%, USD Swap Semi 30/360 5 Yr Curr + 5.003%, 04/30/72 (C)	4,000,000	3,695,840

The accompanying notes are an integral part of the financial statements.

22

Description	Face Amount	Value
7.146%, U.S. SOFR + 2.520%, 07/13/27 (C)	$4,000,000	$4,079,473
7.079%, U.S. SOFR + 3.650%, 02/10/34 (C)	5,000,000	4,816,237
3.742%, U.S. SOFR + 2.257%, 01/07/33 (C)	2,000,000	1,528,870
Enova International
8.500%, 09/15/25 (D)	3,007,000	2,962,196
Farmers Exchange Capital
7.050%, 07/15/28 (D)	6,075,000	6,095,616
KeyBank MTN
5.000%, 01/26/33	5,000,000	4,518,088
4.700%, 01/26/26	20,750,000	19,794,432
KeyCorp MTN
4.100%, 04/30/28	7,113,000	6,455,336
Royal Bank of Canada MTN
5.500%, 04/28/33	10,000,000	9,495,119
5.200%, 01/31/33	3,000,000	2,851,804
SBL Holdings
7.000%, H15T5Y + 5.580%, 05/13/72 (C)(D)	2,500,000	1,556,250
6.500%, H15T5Y + 5.620%, 11/13/71 (C)(D)	9,492,000	5,386,710
Synchrony Bank
5.400%, 08/22/25	8,144,000	7,843,516
Synchrony Financial
4.375%, 03/19/24	3,000,000	2,956,262
Synovus Bank
5.625%, 02/15/28	1,000,000	932,816
US Bancorp
5.836%, U.S. SOFR + 2.260%, 06/12/34 (C)	4,000,000	4,055,902
3.700%, H15T5Y + 2.541%, 01/15/72 (C)	3,273,000	2,544,758
Wachovia
6.605%, 10/01/25	5,650,000	5,749,723

		191,318,922

Industrials — 1.2%
AerCap Ireland Capital DAC
1.750%, 10/29/24	4,000,000	3,782,171
Boeing
2.950%, 02/01/30	3,344,000	2,929,115
Brundage-Bone Concrete Pumping Holdings
6.000%, 02/01/26 (D)	3,100,000	2,977,581
Burlington Northern Santa Fe
7.290%, 06/01/36	5,000,000	5,699,206
Equifax
3.100%, 05/15/30	3,000,000	2,577,564
Flowserve
3.500%, 10/01/30	4,000,000	3,439,935
Icahn Enterprises
4.375%, 02/01/29	4,320,000	3,503,920
Leidos
2.300%, 02/15/31	3,291,000	2,633,630
nVent Finance Sarl
5.650%, 05/15/33	3,000,000	2,943,603
Regal Rexnord
6.300%, 02/15/30 (D)	4,500,000	4,492,621

		34,979,346

Description	Face Amount	Value
Information Technology — 1.3%
Apple
3.850%, 05/04/43	$2,000,000	$1,776,477
Avnet
3.000%, 05/15/31	7,000,000	5,609,669
Kyndryl Holdings
4.100%, 10/15/41	10,730,000	7,095,591
Motorola Solutions
4.600%, 05/23/29	21,435,000	20,832,350

		35,314,087

Materials — 0.3%
Mineral Resources
8.125%, 05/01/27 (D)	8,136,000	8,143,160
Nacional del Cobre de Chile
3.150%, 01/15/51 (D)	500,000	342,922

		8,486,082

Real Estate — 0.2%
GLP Capital
3.250%, 01/15/32 ‡	750,000	612,299
Invitation Homes Operating Partnership
2.000%, 08/15/31 ‡	2,000,000	1,544,183
Sabra Health Care
3.200%, 12/01/31 ‡	3,920,000	2,988,332

		5,144,814

Utilities — 0.7%
Pacific Gas and Electric
4.500%, 07/01/40	11,000,000	8,656,546
3.750%, 08/15/42	5,000,000	3,466,265
Sempra
6.000%, 10/15/39	6,000,000	6,095,812

		18,218,623

Total Corporate Obligations (Cost $575,278,398)		547,624,334

ASSET-BACKED SECURITIES — 16.8%

Automotive — 8.3%
ACC Auto Trust, Ser 2021-A, Cl D
6.100%, 06/15/29 (D)	13,000,000	12,530,198
American Credit Acceptance Receivables Trust, Ser 2020-3, Cl D
2.400%, 06/15/26 (D)	6,500,000	6,416,793
American Credit Acceptance Receivables Trust, Ser 2020-4, Cl E
3.650%, 12/14/26 (D)	4,000,000	3,917,906
American Credit Acceptance Receivables Trust, Ser 2022-2, Cl C
4.410%, 06/13/28 (D)	5,000,000	4,906,871
American Credit Acceptance Receivables Trust, Ser 2022-4, Cl C
7.860%, 02/15/29 (D)	5,000,000	5,077,636
American Credit Acceptance Receivables Trust, Ser 2023-1, Cl C
5.590%, 04/12/29 (D)	5,000,000	4,907,547

The accompanying notes are an integral part of the financial statements.

23

Description	Face Amount	Value
American Credit Acceptance Receivables Trust, Ser 2023-2, Cl D
6.470%, 08/13/29 (D)	$4,000,000	$3,958,186
Avid Automobile Receivables Trust, Ser 2023-1, Cl E
11.140%, 05/15/29 (D)	5,595,000	5,571,350
CarNow Auto Receivables Trust, Ser 2021-2A, Cl C
1.690%, 03/15/27 (D)	3,330,000	3,242,874
CarNow Auto Receivables Trust, Ser 2021-2A, Cl E
4.450%, 02/15/28 (D)	4,000,000	3,619,892
CarNow Auto Receivables Trust, Ser 2023-1A, Cl E
12.040%, 04/16/29 (D)	5,000,000	4,798,780
CIG Auto Receivables Trust, Ser 2021-1A, Cl E
4.450%, 05/12/28 (D)	7,000,000	6,422,477
CPS Auto Receivables Trust, Ser 2019-B, Cl F
7.480%, 06/15/26 (D)	6,055,000	6,036,785
CPS Auto Receivables Trust, Ser 2019-D, Cl E
3.860%, 10/15/25 (D)	6,000,000	5,895,907
DT Auto Owner Trust, Ser 2020- 1A, Cl E
3.480%, 02/16/27 (D)	4,500,000	4,356,413
DT Auto Owner Trust, Ser 2020- 3A, Cl D
1.840%, 06/15/26 (D)	2,000,000	1,888,426
DT Auto Owner Trust, Ser 2021- 1A, Cl E
2.380%, 01/18/28 (D)	1,000,000	912,889
DT Auto Owner Trust, Ser 2021- 3A, Cl D
1.310%, 05/17/27 (D)	5,500,000	4,982,534
First Investors Auto Owner Trust, Ser 2020-1A, Cl D
3.150%, 04/15/26 (D)	4,000,000	3,945,806
First Investors Auto Owner Trust, Ser 2020-1A, Cl E
4.630%, 06/16/26 (D)	5,510,000	5,431,805
First Investors Auto Owner Trust, Ser 2020-1A, Cl F
7.070%, 06/15/27 (D)	5,300,000	5,260,257
First Investors Auto Owner Trust, Ser 2022-1A, Cl E
5.410%, 06/15/29 (D)	2,280,000	2,065,772
Flagship Credit Auto Trust, Ser 2019-2, Cl D
3.530%, 05/15/25 (D)	4,346,543	4,285,219
Flagship Credit Auto Trust, Ser 2020-1, Cl E
3.520%, 06/15/27 (D)	7,931,000	7,223,506
Flagship Credit Auto Trust, Ser 2020-2, Cl E
8.220%, 09/15/27 (D)	8,000,000	7,992,775
Foursight Capital Automobile Receivables Trust, Ser 2022-1, Cl E
4.690%, 08/15/29 (D)	4,230,000	3,705,818

Description	Face Amount	Value
GLS Auto Receivables Issuer Trust, Ser 2019-3A, Cl D
3.840%, 05/15/26 (D)	$6,000,000	$5,899,501
GLS Auto Receivables Issuer Trust, Ser 2020-1A, Cl D
3.680%, 11/16/26 (D)	5,000,000	4,839,523
GLS Auto Receivables Issuer Trust, Ser 2020-4A, Cl E
3.510%, 10/15/27 (D)	650,000	616,167
GLS Auto Receivables Issuer Trust, Ser 2022-1A, Cl E
5.640%, 05/15/29 (D)	4,000,000	3,702,840
GLS Auto Receivables Issuer Trust, Ser 2022-3A, Cl E
8.350%, 10/15/29 (D)	1,990,000	1,906,527
Hertz Vehicle Financing, Ser 2021- 1A, Cl D
3.980%, 12/26/25 (D)	10,000,000	9,376,830
Octane Receivables Trust, Ser 2021-2A, Cl B
2.020%, 09/20/28 (D)	3,000,000	2,719,993
Santander Consumer Auto Receivables Trust, Ser 2020-AA, Cl E
7.690%, 05/15/26 (D)	9,006,000	8,994,513
Santander Consumer Auto Receivables Trust, Ser 2020-AA, Cl F
10.120%, 01/16/29 (D)	27,740,000	27,931,617
Santander Consumer Auto Receivables Trust, Ser 2020-BA, Cl F
7.030%, 08/15/28 (D)	6,250,000	6,209,478
Santander Consumer Auto Receivables Trust, Ser 2021-AA, Cl E
3.280%, 03/15/27 (D)	1,000,000	914,084
Tricolor Auto Securitization Trust, Ser 2022-1A, Cl F
9.800%, 07/16/29 (D)	4,000,000	3,838,008
Tricolor Auto Securitization Trust, Ser 2023-1A, Cl F
16.000%, 06/17/30 (D)	11,910,000	11,830,347
United Auto Credit Securitization Trust, Ser 2022-2, Cl D
6.840%, 01/10/28 (D)	5,389,000	5,319,722
Veros Auto Receivables Trust, Ser 2021-1, Cl C
3.640%, 08/15/28 (D)	4,320,000	4,087,790

		227,541,362

Credit Card — 0.3%
Capital One Multi-Asset Execution Trust, Ser 2023-A1, Cl A
4.420%, 05/15/28	4,000,000	3,929,501
Mercury Financial Credit Card Master Trust, Ser 2022-1A, Cl A
2.500%, 09/21/26 (D)	3,000,000	2,858,001
Mercury Financial Credit Card Master Trust, Ser 2022-1A, Cl C
5.200%, 09/21/26 (D)	1,780,000	1,694,728

		8,482,230

The accompanying notes are an integral part of the financial statements.

24

Description	Face Amount	Value
Other Asset-Backed Securities — 8.2%
510 Asset Backed Trust, Ser 2021-NPL1, Cl A2
3.967%, 06/25/61 (D)(F)	$20,000,000	$17,114,012
510 Asset Backed Trust, Ser 2021-NPL2, Cl A2
4.090%, 06/25/61 (D)(F)	7,000,000	6,036,463
Amur Equipment Finance Receivables IX, Ser 2021-1A, Cl D
2.300%, 11/22/27 (D)	1,250,000	1,157,216
Amur Equipment Finance Receivables XI, Ser 2022-2A, Cl E
9.320%, 10/22/29 (D)	2,600,000	2,498,943
BHG Securitization Trust, Ser 2022-B, Cl D
6.690%, 06/18/35 (D)	5,993,367	5,501,794
CAL Funding IV, Ser 2020-1A, Cl B
3.500%, 09/25/45 (D)	1,290,583	1,125,856
Carrington Mortgage Loan Trust, Ser 2007-FRE1, Cl M8
2.461%, U.S. SOFR + 2.250%, 02/25/37 (C)(E)(G)	1,000,000	—
CF Hippolyta Issuer, Ser 2020-1, Cl A2
1.990%, 07/15/60 (D)	5,263,000	4,428,841
CIFC Funding, Ser 2018-1A, Cl A
6.572%, TSFR3M + 1.262%, 04/18/31 (C)(D)	10,000,000	9,962,000
CIFC Funding, Ser 2022-2A, Cl A1
6.640%, TSFR3M + 1.320%, 04/19/35 (C)(D)	4,500,000	4,427,122
CIFC Funding, Ser 2022-2A, Cl B
7.170%, TSFR3M + 1.850%, 04/19/35 (C)(D)	9,125,000	8,973,452
CP EF Asset Securitization I, Ser 2022-1A, Cl A
5.960%, 04/15/30 (D)	2,918,916	2,871,338
Global SC Finance VII Srl, Ser 2020-1A, Cl A
2.170%, 10/17/40 (D)	2,741,796	2,443,405
GoldenTree Credit Opportunities Financing, Ser 2018-1A, Cl A1R
7.232%, U.S. SOFR + 1.680%, 06/15/34 (C)(D)	1,529,170	1,525,483
Harley Marine Financing, Ser 2018-1A, Cl A2
6.682%, 05/15/43 (D)(F)	9,569,989	9,434,516
Harley Marine Financing, Ser 2018-1A, Cl B
8.869%, 05/15/43 (D)(F)	6,000,000	5,599,044
JG Wentworth XXI LLC, Ser 2010- 2A, Cl B
7.450%, 01/15/50 (D)	1,000,448	995,034
JGWPT XXVI LLC, Ser 2012-2A, Cl B
6.770%, 10/17/61 (D)	1,328,798	1,283,684
Kapitus Asset Securitization, Ser 2022-1A, Cl A
3.382%, 07/10/28 (D)	8,000,000	7,501,974

Description	Face Amount	Value
LCM Loan Income Fund I Income Note Issuer, Ser 2018-27A, Cl A1
6.650%, TSFR3M + 1.342%, 07/16/31 (C)(D)	$13,000,000	$12,933,882
Libra Solutions, Ser 2023-1A, Cl A
7.000%, 02/15/35 (D)	4,072,403	4,052,776
Libra Solutions, Ser 2023-1A, Cl B
10.250%, 02/15/35 (D)	5,909,871	5,918,982
Marlette Funding Trust, Ser 2020- 1A, Cl D
3.540%, 03/15/30 (D)	612,696	600,198
Mosaic Solar Loan Trust, Ser 2020-2A, Cl B
2.210%, 08/20/46 (D)	2,661,000	2,109,528
Oak Hill Credit Partners X-R, Ser 2021-10RA, Cl BR
7.138%, TSFR3M + 1.812%, 04/20/34 (C)(D)	8,000,000	7,848,024
Oak Hill Credit Partners X-R, Ser 2021-10RA, Cl CR
7.588%, TSFR3M + 2.262%, 04/20/34 (C)(D)	5,100,000	4,984,817
OHA Credit Funding 7, Ser 2022- 7A, Cl AR
6.620%, TSFR3M + 1.300%, 02/24/37 (C)(D)	25,000,000	24,693,925
Oportun Issuance Trust, Ser 2022- A, Cl C
7.400%, 06/09/31 (D)	3,000,000	2,848,333
Orange Lake Timeshare Trust, Ser 2019-A, Cl C
3.610%, 04/09/38 (D)	1,118,881	1,058,262
Orange Lake Timeshare Trust, Ser 2019-A, Cl D
4.930%, 04/09/38 (D)	184,618	172,632
OZLM Funding IV, Ser 2017-4A, Cl A2R
7.307%, TSFR3M + 1.962%, 10/22/30 (C)(D)	5,000,000	4,933,165
Pawneee Equipment Receivables, Ser 2021-1, Cl C
2.300%, 07/15/27 (D)	4,700,000	4,277,640
Pawneee Equipment Receivables, Ser 2022-1, Cl C
6.010%, 07/17/28 (D)	4,000,000	3,817,592
PRET, Ser 2021-NPL3, Cl A2
3.721%, 07/25/51 (D)(F)	4,755,000	3,848,894
PRET, Ser 2021-NPL5, Cl A2
4.704%, 10/25/51 (D)(F)	7,000,000	6,059,256
PRET, Ser 2021-RN3, Cl A1
1.843%, 09/25/51 (D)(F)	6,701,173	6,092,287
PRET, Ser 2021-RN4, Cl A2
5.194%, 10/25/51 (C)(D)	6,000,000	5,241,754
Pretium Mortgage Credit Partners I, Ser 2021-NPL1, Cl A2
4.213%, 09/27/60 (D)(F)	9,000,000	7,886,228
Pretium Mortgage Credit Partners I, Ser 2021-NPL2, Cl A2
3.844%, 06/27/60 (D)(F)	2,750,000	2,257,247
Sapphire Aviation Finance I, Ser 2018-1A, Cl B
5.926%, 03/15/40 (D)	1,715,776	861,234

The accompanying notes are an integral part of the financial statements.

25

Description	Face Amount	Value
Stack Infrastructure Issuer, Ser 2019-1A, Cl A2
4.540%, 02/25/44 (D)	$2,525,251	$2,491,034
Textainer Marine Containers VII, Ser 2020-2A, Cl B
3.340%, 09/20/45 (D)	1,452,994	1,278,483
Triton Container Finance VIII, Ser 2020-1A, Cl B
3.740%, 09/20/45 (D)	759,167	663,448
VOLT CIII, Ser 2021-CF1, Cl A2
3.967%, 08/25/51 (D)(F)	3,303,000	2,733,071
VOLT, Ser 2021-CF2, Cl A2
5.316%, 11/27/51 (D)(F)	4,000,000	3,346,738
VR Funding, Ser 2020-1A, Cl A
2.790%, 11/15/50 (D)	6,122,450	5,329,125
VR Funding, Ser 2020-1A, Cl C
6.420%, 11/15/50 (D)	3,707,500	3,394,647

		224,613,379

Student Loan — 0.0%
Commonbond Student Loan Trust, Ser 2017-AGS, Cl A1
2.550%, 05/25/41 (D)	1,154,788	1,067,618

Total Asset-Backed Securities (Cost $484,137,678)		461,704,589

COLLATERALIZED LOAN OBLIGATIONS — 14.9%
AMMC CLO 26, Ser 2023-26A, Cl B1
7.593%, TSFR3M + 2.450%, 04/15/36 (C)(D)	7,500,000	7,563,525
Apidos CLO Funding RR Subsidiary, Ser 2018-12RR, Cl A
6.790%, TSFR3M + 1.530%, 04/15/31 (C)(D)	3,000,000	2,994,843
Apidos CLO XI, Ser 2021-11A, Cl CR3
7.570%, TSFR3M + 2.262%, 04/17/34 (C)(D)	13,750,000	13,341,955
Apidos CLO XI, Ser 2021-11A, Cl ER3
12.140%, TSFR3M + 6.832%, 04/17/34 (C)(D)	5,000,000	4,691,195
Apidos CLO XXVIII, Ser 2017-28A, Cl A2
6.988%, TSFR3M + 1.662%, 01/20/31 (C)(D)	15,000,000	14,705,625
Audax Senior Debt 6, Ser 2021- 6A, Cl B
7.538%, TSFR3M + 2.212%, 10/20/33 (C)(D)	8,000,000	7,500,496
Battalion CLO 17, Ser 2021-17A, Cl B
7.188%, TSFR3M + 1.862%, 03/09/34 (C)(D)	5,000,000	4,914,645
BCC Middle Market CLO, Ser 2018-1A, Cl A1A
7.138%, TSFR3M + 1.550%, 10/20/30 (C)(D)	15,148,073	15,018,527
Benefit Street Partners CLO III, Ser 2017-IIIA, Cl DR
12.188%, TSFR3M + 6.862%, 07/20/29 (C)(D)	5,000,000	4,650,310

Description	Face Amount	Value
Benefit Street Partners CLO III, Ser 2021-IIIA, Cl BR2
7.988%, TSFR3M + 2.662%, 07/20/29 (C)(D)	$15,000,000	$14,863,470
Benefit Street Partners CLO IV, Ser 2021-IVA, Cl A2AR
7.138%, TSFR3M + 1.812%, 01/20/32 (C)(D)	8,750,000	8,589,227
Benefit Street Partners CLO VIII, Ser 2018-8A, Cl A1AR
6.688%, TSFR3M + 1.362%, 01/20/31 (C)(D)	5,131,108	5,107,757
BlueMountain CLO, Ser 2021-2A, Cl A2R2
7.079%, TSFR3M + 1.700%, 08/20/32 (C)(D)	10,000,000	9,791,540
Carlyle Global Market Strategies, Ser 2018-1A, Cl CR2
7.370%, TSFR3M + 2.062%, 04/17/31 (C)(D)	4,500,000	4,335,255
Carlyle Global Market Strategies, Ser 2018-3A, Cl A1A2
6.753%, TSFR3M + 1.442%, 01/14/32 (C)(D)	24,855,641	24,704,221
Carlyle Global Market Strategies, Ser 2018-3A, Cl A2A2
7.423%, TSFR3M + 2.112%, 01/14/32 (C)(D)	7,000,000	6,955,781
Carlyle Global Market Strategies, Ser 2018-3RA, Cl A1A
6.669%, TSFR3M + 1.050%, 07/27/31 (C)(D)	14,877,491	14,840,922
Carlyle Global Market Strategies, Ser 2018-3RA, Cl A2
7.169%, TSFR3M + 1.550%, 07/27/31 (C)(D)	9,000,000	8,809,875
Carlyle Global Market Strategies, Ser 2018-5A, Cl A1RR
6.710%, TSFR3M + 1.402%, 07/15/31 (C)(D)	15,834,091	15,796,881
Dryden 68 CLO, Ser 2021-68A, Cl BR
7.270%, TSFR3M + 1.962%, 07/15/35 (C)(D)	11,750,000	11,503,027
Elmwood CLO 20, Ser 2022-7A, Cl B1
8.058%, TSFR3M + 2.750%, 10/17/34 (C)(D)	5,625,000	5,636,587
Galaxy XV CLO, Ser 2021-15A, Cl CRR
7.420%, TSFR3M + 2.112%, 10/15/30 (C)(D)	4,814,000	4,674,745
Galaxy XXI, Ser 2015-21A, Cl AR
6.608%, TSFR3M + 1.282%, 04/20/31 (C)(D)	4,942,724	4,911,471
Golub Capital Partners, Ser 2017- 17A, Cl A1R
7.263%, TSFR3M + 1.912%, 10/25/30 (C)(D)	7,250,616	7,244,714

The accompanying notes are an integral part of the financial statements.

26

Description	Face Amount	Value
Golub Capital Partners, Ser 2017- 21A, Cl AR
7.083%, TSFR3M + 1.732%, 01/25/31 (C)(D)	$10,450,929	$10,386,489
Golub Capital Partners, Ser 2017- 22A, Cl AR
6.768%, TSFR3M + 1.442%, 01/20/31 (C)(D)	8,589,884	8,552,690
Golub Capital Partners, Ser 2017- 23A, Cl AR
6.788%, TSFR3M + 1.462%, 01/20/31 (C)(D)	19,131,478	19,072,668
Golub Capital Partners, Ser 2017- 24A, Cl AR
6.926%, TSFR3M + 1.600%, 11/05/29 (C)(D)	8,266,846	8,228,083
Golub Capital Partners, Ser 2017- 24A, Cl DR
9.226%, TSFR3M + 3.900%, 11/05/29 (C)(D)	3,000,000	2,783,205
Golub Capital Partners, Ser 2018- 26A, Cl BR
7.138%, TSFR3M + 1.812%, 04/20/31 (C)(D)	12,000,000	11,786,388
Golub Capital Partners, Ser 2018- 36A, Cl A
6.626%, TSFR3M + 1.300%, 02/05/31 (C)(D)	10,245,422	10,163,715
Golub Capital Partners, Ser 2021- 19RA, Cl B1R2
7.138%, TSFR3M + 1.812%, 04/20/34 (C)(D)	20,000,000	19,561,740
Invesco CLO, Ser 2022-3A, Cl B
8.096%, TSFR3M + 2.750%, 10/22/35 (C)(D)	6,000,000	6,019,200
NXT Capital CLO, Ser 2021-1A, Cl BRR
7.595%, TSFR3M + 2.262%, 07/20/33 (C)(D)	9,000,000	8,538,354
Oaktree CLO, Ser 2021-3A, Cl BR
7.338%, TSFR3M + 2.012%, 10/20/34 (C)(D)	13,500,000	13,092,489
Texas Debt Capital CLO, Ser 2023-1A, Cl A
6.622%, TSFR3M + 1.800%, 04/20/36 (C)(D)	4,000,000	4,004,936
Thayer Park CLO, Ser 2021-1A, Cl A2AR
6.988%, TSFR3M + 1.662%, 04/20/34 (C)(D)	9,250,000	9,024,772
Thayer Park CLO, Ser 2021-1A, Cl BR
7.388%, TSFR3M + 2.062%, 04/20/34 (C)(D)	9,500,000	9,313,543
Venture 37 CLO, Ser 2021-37A, Cl BR
7.320%, TSFR3M + 2.012%, 07/15/32 (C)(D)	10,000,000	9,654,250
Venture XIX, Ser 2018-19A, Cl ARR
6.830%, TSFR3M + 1.522%, 01/15/32 (C)(D)	19,250,000	19,110,033

Description	Face Amount	Value
Zais, Ser 2017-1A, Cl A2
7.070%, TSFR3M + 1.762%, 07/15/29 (C)(D)	$11,250,000	$11,134,271
Zais, Ser 2018-1A, Cl B
7.020%, TSFR3M + 1.712%, 04/15/29 (C)(D)	5,000,000	4,925,625

Total Collateralized Loan Obligations (Cost $414,672,419)		408,499,045

MORTGAGE-BACKED SECURITIES — 12.2%

Agency Mortgage-Backed Obligation — 4.9%
FHLMC
6.786%, RFUCCT1Y + 1.650%, 06/01/43 (C)	941,506	937,911
3.064%, RFUCCT1Y + 1.620%, 01/01/45 (C)	2,736,146	2,648,379
FHLMC Military Housing Bonds Resecuritization Trust Certificates, Ser 2015-R1, Cl C3
6.006%, 11/25/52 (C)(D)	32,779,185	28,584,039
FHLMC STRIPS, Ser 2012-293, Cl IO, IO
4.000%, 11/15/32	494,024	47,080
FHLMC, Ser 2011-3898, Cl FC
5.692%, SOFR30A + 0.624%, 11/15/36 (C)	1,036,720	1,023,752
FHLMC, Ser 2012-3996, Cl QL
4.000%, 02/15/42	5,017,033	4,804,202
FHLMC, Ser 2012-4029, Cl LI, IO
3.000%, 01/15/27	876,209	16,460
FHLMC, Ser 2012-4077, Cl AI, IO
3.000%, 01/15/27	666,943	5,550
FHLMC, Ser 2012-4106, Cl YI, IO
2.500%, 09/15/27	975,410	34,992
FHLMC, Ser 2012-4116, Cl MI, IO
4.000%, 10/15/42	12,091,700	1,680,272
FHLMC, Ser 2012-4116, Cl PI, IO
4.000%, 10/15/42	3,882,697	757,114
FHLMC, Ser 2012-4134, Cl BI, IO
2.500%, 11/15/27	2,888,380	103,114
FHLMC, Ser 2012-4136, Cl PI, IO
3.000%, 11/15/32	7,606,503	741,083
FHLMC, Ser 2012-4148, Cl LI, IO
2.500%, 12/15/27	1,980,148	73,804
FHLMC, Ser 2013-4213, Cl IG, IO
4.000%, 06/15/43	6,051,889	734,918
FHLMC, Ser 2014-4349, Cl KI, IO
3.000%, 04/15/33	3,777,322	208,883
FHLMC, Ser 2015-4457, Cl EI, IO
3.500%, 02/15/45	254,141	23,112
FHLMC, Ser 2017-4675, Cl VE
3.500%, 08/15/37	4,707,000	4,436,283
FHLMC, Ser 2019-4908, Cl AS, IO
0.917%, SOFR30A + 5.986%, 01/25/45 (C)	9,700,549	1,077,297
FHLMC, Ser 2021-5085, Cl IG, IO
2.500%, 03/25/51	20,865,345	2,719,835
FHLMC, Ser 2022-5202, Cl KI, IO
3.500%, 06/25/49	15,768,235	2,612,918
FNMA
5.500%, 05/01/44	3,424,691	3,499,916
4.500%, 08/01/41	1,906,679	1,874,909

The accompanying notes are an integral part of the financial statements.

27

Description	Face Amount	Value
3.000%, 10/01/32 to 11/01/46	$5,145,658	$4,640,647
FNMA STRIPS, Ser 2009-397, Cl 2, IO
5.000%, 09/25/39	1,071,065	196,299
FNMA STRIPS, Ser 2009-400, Cl 2, IO
4.500%, 11/25/39	830,755	133,087
FNMA STRIPS, Ser 2010-404, Cl 2, IO
4.500%, 05/25/40	1,506,097	264,663
FNMA STRIPS, Ser 2011-407, Cl 2, IO
4.000%, 03/25/41	1,484,115	241,931
FNMA STRIPS, Ser 2012-410, Cl C5, IO
3.500%, 05/25/27	2,160,341	68,772
FNMA STRIPS, Ser 2015-421, Cl C1, IO
3.000%, 05/25/30	1,956,322	137,370
FNMA, Ser 2011-103, Cl GI, IO
3.500%, 10/25/26	534,472	12,714
FNMA, Ser 2011-146, Cl AY
3.500%, 01/25/32	2,067,399	1,964,365
FNMA, Ser 2012-61, Cl KI, IO
4.000%, 12/25/41	2,758,520	208,253
FNMA, Ser 2012-68, Cl GY
3.000%, 07/25/32	5,000,000	4,584,922
FNMA, Ser 2013-104, Cl TI, IO
3.000%, 08/25/32	1,062,714	42,846
FNMA, Ser 2014-40, Cl GI, IO
3.000%, 06/25/33	4,088,292	391,972
FNMA, Ser 2017-52, Cl DI, IO
4.500%, 07/25/47	6,941,015	1,120,991
FNMA, Ser 2019-44, Cl CI, IO
4.000%, 08/25/59	5,639,986	1,179,485
FNMA, Ser 2019-44, Cl PI, IO
4.000%, 08/25/49	4,578,185	722,554
FNMA, Ser 2020-44, Cl MI, IO
2.500%, 01/25/57	12,345,485	1,960,507
GNMA, Ser 2013-170, Cl QI, IO
3.875%, 11/20/43 (C)	7,285,018	769,235
GNMA, Ser 2013-42, Cl MI, IO
3.500%, 04/20/41	343,994	3,075
GNMA, Ser 2013-62, Cl NI, IO
4.000%, 08/20/40	2,395,492	130,022
GNMA, Ser 2014-32, Cl CI, IO
4.000%, 03/20/43	2,006,947	154,968
GNMA, Ser 2014-44, Cl IO, IO
4.000%, 11/16/26	2,141,649	53,755
GNMA, Ser 2015-103, Cl CI, IO
4.000%, 07/20/45	10,033,223	1,417,513
GNMA, Ser 2015-17, Cl JI, IO
3.500%, 05/20/28	1,968,746	48,534
GNMA, Ser 2016-99, Cl ID, IO
4.500%, 04/16/44	14,589,360	3,185,372
GNMA, Ser 2017-137, Cl DI, IO
3.000%, 02/20/47	802,200	16,920
GNMA, Ser 2019-137, Cl GI, IO
4.000%, 11/20/49	52,540,906	8,920,174
GNMA, Ser 2020-189, Cl IJ, IO
2.500%, 12/20/50	20,471,010	2,331,501

Description	Face Amount	Value
GNMA, Ser 2020-191, Cl CT
1.250%, 12/20/50	$3,900,657	$2,975,688
GNMA, Ser 2021-8, Cl IG, IO
2.500%, 01/20/51	27,481,684	3,454,467
GNMA, Ser 2023-59, Cl G
6.000%, 03/20/50	20,813,117	20,758,337
GNMA, Ser 2023-93, Cl B
5.500%, 12/20/44	12,830,104	12,716,049

		133,452,811

Commercial Mortgage-Backed Obligation — 5.3%
280 Park Avenue Mortgage Trust, Ser 280P, Cl F
8.042%, TSFR1M + 2.877%, 09/15/34 (C)(D)	12,500,000	10,318,726
Bear Stearns Commercial Mortgage Securities Trust, Ser 2007-T26, Cl AJ
5.566%, 01/12/45 (C)	112,912	108,401
Benchmark Mortgage Trust, Ser 2020-B18, Cl E
2.250%, 07/15/53 (D)	8,000,000	3,474,928
Benchmark Mortgage Trust, Ser 2020-B21, Cl D
2.000%, 12/17/53 (D)	13,000,000	6,505,609
Benchmark Mortgage Trust, Ser 2020-IG3, Cl A4
2.437%, 09/15/48 (D)	10,000,000	8,254,609
BX Commercial Mortgage Trust, Ser 2020-VIV3, Cl B
3.544%, 03/09/44 (C)(D)	8,000,000	6,729,706
BXMT, Ser 2020-FL2, Cl A
6.236%, TSFR1M + 1.014%, 02/15/38 (C)(D)	9,964,339	9,517,429
Citigroup Commercial Mortgage Trust, Ser 2015-GC31, Cl C
4.036%, 06/10/48 (C)	5,000,000	4,031,082
Commercial Mortgage Trust, Ser 2012-CR2, Cl D
4.874%, 08/15/45 (C)(D)	63,296	60,135
Commercial Mortgage Trust, Ser 2014-LC15, Cl D
5.003%, 04/10/47 (C)(D)	9,500,000	8,412,321
Commercial Mortgage Trust, Ser 2014-UBS6, Cl C
4.434%, 12/10/47 (C)	4,000,000	3,305,235
Commercial Mortgage Trust, Ser 2015-DC1, Cl D
4.295%, 02/10/48 (C)(D)	9,000,000	6,868,193
Credit Suisse First Boston Mortgage Securities, Ser 2005- C2, Cl AMFL
5.586%, TSFR1M + 0.364%, 04/15/37 (C)	33,880	33,686
Credit Suisse First Boston Mortgage Securities, Ser 2005- C2, Cl AMFX
4.877%, 04/15/37	3,028	2,966
DROP Mortgage Trust, Ser 2021- FILE, Cl D
8.087%, TSFR1M + 2.864%, 10/15/43 (C)(D)	15,000,000	11,268,823

The accompanying notes are an integral part of the financial statements.

28

Description	Face Amount	Value
Fontainebleau Miami Beach Trust, Ser 2019-FBLU, Cl A
3.144%, 12/10/36 (D)	$10,000,000	$9,530,300
FREMF Mortgage Trust, Ser 2016-K54, Cl C
4.053%, 04/25/48 (C)(D)	5,000,000	4,744,283
FREMF Mortgage Trust, Ser 2016-K57, Cl C
3.918%, 08/25/49 (C)(D)	8,840,000	8,307,194
Hudson Yards Mortgage Trust, Ser 2019-30HY, Cl B
3.380%, 07/10/39 (C)(D)	2,500,000	2,089,059
JPMDB Commercial Mortgage Securities Trust, Ser 2016-C2, Cl C
3.329%, 06/15/49 (C)	4,328,000	3,108,487
JPMorgan Chase Commercial Mortgage Securities, Ser 2007-LD12, Cl AJ
6.519%, 02/15/51 (C)	591,216	579,113
JPMorgan Chase Commercial Mortgage Securities, Ser 2007-LD12, Cl J
5.994%, 02/15/51 (C)(E)(G)	1,000,000	—
LStar Commercial Mortgage Trust, Ser 2016-4, Cl AS
3.188%, 03/10/49 (D)	3,000,000	2,715,571
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2016-C29, Cl C
4.721%, 05/15/49 (C)	2,413,000	2,077,417
TRTX Issuer, Ser 2021-FL4, Cl C
7.736%, TSFR1M + 2.514%, 03/15/38 (C)(D)	10,000,000	8,968,110
Wells Fargo Commercial Mortgage Trust, Ser 2016-C32, Cl C
4.729%, 01/15/59 (C)	5,000,000	4,373,947
Wells Fargo Commercial Mortgage Trust, Ser 2016-C32, Cl D
3.788%, 01/15/59 (C)(D)	2,000,000	1,519,120
Wells Fargo Commercial Mortgage Trust, Ser 2016-C34, Cl B
4.089%, 06/15/49	5,000,000	4,305,174
Wells Fargo Commercial Mortgage Trust, Ser 2018-AUS, Cl A
4.058%, 08/17/36 (C)(D)	5,000,000	4,510,887
WFRBS Commercial Mortgage Trust, Ser 2013-UBS1, Cl C
5.027%, 03/15/46 (C)	3,000,000	2,923,440
WFRBS Commercial Mortgage Trust, Ser 2014-C25, Cl D
3.803%, 11/15/47 (C)(D)	7,310,000	6,026,661

		144,670,612

Non-Agency Residential Mortgage-Backed Obligation — 2.0%
Angel Oak Mortgage Trust, Ser 2021-4, Cl A3
1.446%, 01/20/65 (C)(D)	2,146,842	1,708,933
Arroyo Mortgage Trust, Ser 2019-2, Cl A2
3.498%, 04/25/49 (C)(D)	2,096,631	1,935,762
CAFL, Ser 2021-RTL1, Cl A1
2.239%, 03/28/29 (D)(F)	2,000,000	1,850,827

Description	Face Amount	Value
CAFL, Ser 2022-RTL1, Cl A1
4.250%, 05/28/29 (F)	$7,000,000	$6,593,495
CSMC Trust, Ser 2019-AFC1, Cl A1
2.573%, 07/25/49 (D)(F)	2,414,072	2,219,058
FirstKey Mortgage Trust, Ser 2015-1, Cl A3
3.500%, 03/25/45 (C)(D)	854,003	766,078
Galton Funding Mortgage Trust, Ser 2019-1, Cl A22
4.000%, 02/25/59 (C)(D)	133,494	125,998
Galton Funding Mortgage Trust, Ser 2019-2, Cl A21
4.000%, 06/25/59 (C)(D)	1,426,005	1,311,579
MFA Trust, Ser 2022-INV1, Cl A3
4.250%, 04/25/66 (C)(D)	4,000,000	3,288,737
PRPM, Ser 2021-10, Cl A2
4.826%, 10/25/26 (D)(F)	8,000,000	7,060,523
PRPM, Ser 2021-5, Cl A2
3.721%, 06/25/26 (D)(F)	5,000,000	3,917,934
PSMC Trust, Ser 2020-2, Cl A2
3.000%, 05/25/50 (C)(D)	602,163	525,224
RCO VI Mortgage, Ser 2022-1, Cl A2
5.250%, 01/25/27 (D)(F)	5,000,000	4,696,705
Sequoia Mortgage Trust, Ser 2013-4, Cl AIO1, IO
0.848%, 04/25/43 (C)(D)	48,006,988	1,133,848
Sequoia Mortgage Trust, Ser 2017-CH1, Cl A2
3.500%, 08/25/47 (C)(D)	63,492	58,272
Sequoia Mortgage Trust, Ser 2018-CH4, Cl A2
4.000%, 10/25/48 (C)(D)	15,263	15,100
Toorak Mortgage, Ser 2021-1, Cl M1
5.805%, 06/25/24 (D)(F)	15,000,000	14,295,723
Wells Fargo Mortgage Backed Securities Trust, Ser 2020-1, Cl A1
3.000%, 12/25/49 (C)(D)	2,429,826	2,058,562
WinWater Mortgage Loan Trust, Ser 2014-1, Cl A1
3.919%, 06/20/44 (C)(D)	457,557	424,728
WinWater Mortgage Loan Trust, Ser 2014-2, Cl A1
4.000%, 09/20/44 (C)(D)	131,164	121,431
WinWater Mortgage Loan Trust, Ser 2014-3, Cl A3
3.500%, 11/20/44 (C)(D)	335,177	306,461
WinWater Mortgage Loan Trust, Ser 2015-2, Cl A11
3.500%, 02/20/45 (C)(D)	425,345	378,732
WinWater Mortgage Loan Trust, Ser 2015-3, Cl A3
3.500%, 03/20/45 (C)(D)	567,624	515,614

		55,309,324

Total Mortgage-Backed Securities (Cost $373,977,412)		333,432,747

The accompanying notes are an integral part of the financial statements.

29

Description	Face Amount	Value
MUNICIPAL BONDS — 1.7%
Board of Regents of the University of Texas System, Build America Bonds, Ser D, Cl D, RB
5.134%, 08/15/42	$3,000,000	$2,998,465
GDB Debt Recovery Authority of Puerto Rico, RB
7.500%, 08/20/40	6,388,442	5,238,522
Mission, Economic Development, RB
8.550%, 12/01/21(E)(G)	2,125,000	21,250
Mission, Economic Development, RB
10.875%, 12/01/28(E)(G)	3,315,000	33,150
9.750%, 12/01/25(E)(G)	3,045,000	30,450
North Texas Tollway Authority, RB
8.410%, 02/01/30	1,959,000	2,142,016
Northwest Independent School District, Ser A, GO, PSF-GTD
1.776%, 02/15/31	2,000,000	1,635,074
1.836%, 02/15/32	1,890,000	1,511,705
Rhode Island State, Health & Educational System, Providence Public Schools, Ser A, Cl A, RB, CITY APPROP ST AID WITHHLDG
8.000%, 05/15/29	5,000,000	5,007,452
San Juan, Higher Education Finance Authority, RB
8.250%, 08/15/29	4,400,000	4,408,670
State of Illinois, Ser A, GO
3.140%, 10/01/24	14,460,000	14,021,343
Texas State, Public Finance Authority Charter School, Cl O, RB
8.125%, 02/15/27	1,900,000	2,028,406
Texas State, Transportation Commission State Highway Fund, RB
4.000%, 10/01/33	3,000,000	2,821,980
Texas State, Transportation Commission State Highway Fund, Ser B-BUILD, RB
5.178%, 04/01/30	3,980,000	4,016,085

Total Municipal Bonds (Cost $56,608,023)		45,914,568

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.7%
FAMC
6.125%, 10/27/32	3,000,000	2,964,141
FFCB
6.330%, 06/07/38	2,500,000	2,482,001
6.250%, 07/26/38	2,000,000	1,996,127
6.080%, 04/28/33	5,000,000	4,949,178
5.930%, 03/28/33	3,000,000	2,951,248
5.700%, 03/23/26	3,000,000	2,972,464
5.560%, 06/06/25	2,000,000	1,986,343
5.490%, 09/22/42	1,000,000	968,787
5.360%, 06/16/33	2,000,000	1,951,133
FHLB
6.610%, 11/09/34	2,000,000	1,990,868
6.230%, 12/28/37	2,000,000	1,981,139
6.110%, 12/21/32	12,000,000	11,855,731

Description	Face Amount	Value
6.050%, 07/19/38	$2,000,000	$1,991,510
6.000%, 04/12/38	3,000,000	2,954,541
5.940%, 04/20/43	2,000,000	1,975,401
2.150%, 09/23/36	1,500,000	1,096,157

Total U.S. Government Agency Obligations (Cost $47,989,660)		47,066,769

	Shares
COMMON STOCK — 0.6%

Energy — 0.6%
Paratus Energy Services *(G)	27,666	15,106,308

Total Common Stock (Cost $–)		15,106,308

	Face Amount
SOVEREIGN DEBT — 0.3%
Colombia Government International Bond
3.250%, 04/22/32	$5,000,000	3,823,822
Kenya Government International Bond
7.250%, 02/28/28 (D)	3,000,000	2,628,750
Provincia de Buenos Aires
5.250%, 09/01/37 (D)(F)	333,959	129,409
Ukraine Government International Bond
7.750%, 09/01/24 (E)	5,000,000	1,650,000

Total Sovereign Debt (Cost $12,311,869)		8,231,981

REPURCHASE AGREEMENT(H) — 0.7%
Santander U.S. Capital Markets 5.150%, dated 07/31/23, to be repurchased on 08/01/23, repurchase price $20,002,861 (collateralized by various Government Obligations, ranging in par value $33 - $9,999,980, 2.659% - 7.133%, 01/28/2026 - 04/27/2051, with a total market value of $20,391,551)	20,000,000	20,000,000

Total Repurchase Agreement (Cost $20,000,000)		20,000,000

Total Investments — 99.5% (Cost $2,847,938,013)		$2,727,587,146

Percentages are based on Net Assets of $2,742,647,719.

The accompanying notes are an integral part of the financial statements.

30

*	Non-income producing security.
‡	Real Estate Investment Trust
(A)	Interest rate represents the security’s effective yield at the time of purchase.
(B)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at the time of purchase.
(C)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(D)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of such securities at July 31, 2023 was $1,314,162,954 and represents 47.9% of Net Assets.

(E)	Security in default on interest payments.
(F)	Step Bonds — The rate reflected on the Schedule of Investments is the effective yield on July 31, 2023. The coupon on a step bond changes on a specific date.
(G)	Level 3 security in accordance with fair value hierarchy.
(H)	Tri-Party Repurchase Agreement.

The following is a summary of the level of inputs used as of July 31, 2023, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$840,006,805	$—	$840,006,805
Corporate Obligations	—	547,624,334	—	547,624,334
Asset-Backed Securities	—	461,704,589	—^	461,704,589
Collateralized Loan Obligations	—	408,499,045	—	408,499,045
Mortgage-Backed Securities	—	333,432,747	—^	333,432,747
Municipal Bonds	—	45,829,718	84,850	45,914,568
U.S. Government Agency Obligations	—	47,066,769	—	47,066,769
Common Stock	—	—	15,106,308	15,106,308
Sovereign Debt	—	8,231,981	—	8,231,981
Repurchase Agreement	—	20,000,000	—	20,000,000

Total Investments in Securities	$—	$2,712,395,988	$15,191,158	$2,727,587,146

^ This category includes securities with a value of $0.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value as of July 31, 2023:

	Asset-Backed Securities		Mortgage- Backed Securities		Municipal Bonds	Warrants	Common Stock	Total
Balance as of July 31, 2022	$	—^	$	—^	$84,850	$6,456,216	$14,943,121	$21,484,187
Accrued discounts/premiums		—		—	—	—	—	—
Realized gain/(loss)		—		—	—	7,859,065	—	7,859,065
Change in unrealized appreciation/(depreciation)		—		—	—	(6,450,836)	82	(6,450,754)
Purchases		—		—	—	—	163,105	163,105
Sales		—		—	—	(7,864,445)	—	(7,864,445)
Net transfer into Level 3		—		—	—	—	—	—
Net transfer out of Level 3		—		—	—	—	—	—
Ending Balance as of July 31, 2023	$	—^	$	—^	$84,850	$—	$15,106,308	$15,191,158
Change in unrealized gains/(losses) included in earnings related to securities still held at reporting date		$—		$—	$—	$—	$82	$82

^	Amount is less than $1.

The accompanying notes are an integral part of the financial statements.

31

The following table summarizes the quantitative inputs and assumptions used for items categorized as recurring Level 3 assets as of July 31, 2023. The following disclosures also include information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

The unobservable inputs used to determine fair value of recurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement.

Category	Market Value at July 31, 2023	Valuation Technique	Unobservable Inputs	Range Input Value(s) (Average Input Value)
Common Stock	$15,106,308	Residual equity value	Equity multiple	1
Municipal Bonds	84,850	Estimated liquidation value	Liquidation value	$0.01

Amounts designated as “—” are $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2—Significant Accounting Policies in the Notes to Financial Statements.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

32

SECTOR WEIGHTINGS (Unaudited)†

† Percentages are based on total investments.

Description	Face Amount	Value
CORPORATE OBLIGATIONS — 40.7%

Communication Services — 3.2%
ANGI Group
3.875%, 08/15/28 (A)	$2,000,000	$1,679,591
LCPR Senior Secured Financing DAC
6.750%, 10/15/27 (A)	900,000	841,761
T-Mobile USA
3.500%, 04/15/31	3,000,000	2,637,103

		5,158,455

Consumer Discretionary — 14.1%
Airswift Global
13.842%, U.S. SOFR + 8.900%, 05/12/25 (A)(B)	2,000,000	2,070,000
APX Group
5.750%, 07/15/29 (A)	3,000,000	2,604,347
Beazer Homes USA
7.250%, 10/15/29 (A)	1,000,000	982,808
Bloomin’ Brands
5.125%, 04/15/29 (A)	2,500,000	2,269,014
Choice Hotels International
3.700%, 12/01/29	2,000,000	1,774,869
Dillard’s
7.000%, 12/01/28	500,000	506,866
Empire Resorts
7.750%, 11/01/26 (A)	1,800,000	1,445,574
Imperial Brands Finance
6.125%, 07/27/27 (A)	500,000	503,193
MajorDrive Holdings IV
6.375%, 06/01/29 (A)	3,000,000	2,454,165
NES Fircroft Bondco
11.750%, 09/29/26 (A)	500,000	508,272
Scientific Games International
8.625%, 07/01/25 (A)	2,000,000	2,041,725
STL Holding
7.500%, 02/15/26 (A)	2,000,000	1,850,000
Tractor Supply
5.250%, 05/15/33	500,000	494,336
Upbound Group
6.375%, 02/15/29 (A)	1,000,000	917,510
VistaJet Malta Finance
7.875%, 05/01/27 (A)	2,500,000	2,318,044

		22,740,723

Description	Face Amount	Value
Consumer Staples — 1.2%
Philip Morris International
5.125%, 02/15/30	$2,000,000	$1,987,278

Energy — 2.4%
Colonial Pipeline
8.375%, 11/01/30 (A)	1,500,000	1,714,774
Murphy Oil
5.750%, 08/15/25	424,000	417,536
Tiger Holdco Pte
13.000% PIK, 09/10/23 (A)	1,680,474	1,705,681

		3,837,991

Financials — 5.0%
Athene Holding
6.150%, 04/03/30	500,000	506,748
Charles Schwab
4.000%, H15T10Y + 3.079%, 03/01/72 (B)	1,500,000	1,174,858
Deutsche Bank
7.146%, U.S. SOFR + 2.520%, 07/13/27 (B)	1,000,000	1,019,868
Royal Bank of Canada MTN
5.200%, 01/31/33	1,000,000	950,602
UBS
5.125%, 05/15/24	1,500,000	1,477,185
UBS Group
6.373%, U.S. SOFR + 3.340%, 07/15/26 (A)(B)	1,000,000	1,000,937
US Bancorp
5.836%, U.S. SOFR + 2.260%, 06/12/34 (B)	1,000,000	1,013,975
Westpac Banking
2.894%, H15T5Y + 1.350%, 02/04/30 (B)	1,000,000	939,341

		8,083,514

Industrials — 7.6%
Boeing
5.150%, 05/01/30	2,000,000	1,983,033
2.196%, 02/04/26	1,000,000	922,868
Brundage-Bone Concrete Pumping Holdings
6.000%, 02/01/26 (A)	2,500,000	2,401,275
Flowserve
3.500%, 10/01/30	2,000,000	1,719,967
Icahn Enterprises
4.750%, 09/15/24	1,000,000	967,405
Lockheed Martin
5.250%, 01/15/33	1,500,000	1,548,295
Masco
7.750%, 08/01/29	1,088,000	1,197,223
nVent Finance Sarl
5.650%, 05/15/33	1,000,000	981,201
Regal Rexnord
6.300%, 02/15/30 (A)	500,000	499,180

		12,220,447

Information Technology — 4.2%
Apple
3.850%, 05/04/43	2,000,000	1,776,477
Consensus Cloud Solutions
6.000%, 10/15/26 (A)	1,000,000	924,687
Kyndryl Holdings
4.100%, 10/15/41	3,829,000	2,532,061

The accompanying notes are an integral part of the financial statements.

33

Description	Face Amount	Value
Sprint
7.875%, 09/15/23	$1,500,000	$1,501,245

		6,734,470

Materials — 0.3%
Mineral Resources
8.125%, 05/01/27 (A)	420,000	420,370

Real Estate — 2.2%
GLP Capital
3.250%, 01/15/32 ‡	2,500,000	2,040,999
Sabra Health Care
3.200%, 12/01/31 ‡	2,000,000	1,524,659

		3,565,658

Utilities — 0.5%
Pacific Gas and Electric
4.500%, 07/01/40	1,000,000	786,959

Total Corporate Obligations (Cost $69,342,750)		65,535,865

ASSET-BACKED SECURITIES — 27.0%

Automotive — 12.7%
ACC Auto Trust, Ser 2021-A, Cl D
6.100%, 06/15/29 (A)	1,000,000	963,861
American Credit Acceptance Receivables Trust, Ser 2022-1, Cl F
4.870%, 11/13/28 (A)	2,600,000	2,201,417
American Credit Acceptance Receivables Trust, Ser 2023-2, Cl D
6.470%, 08/13/29 (A)	1,000,000	989,546
Avid Automobile Receivables Trust, Ser 2019-1, Cl E
6.760%, 05/17/27 (A)	1,000,000	992,905
Avid Automobile Receivables Trust, Ser 2021-1, Cl F
5.160%, 10/16/28 (A)	2,000,000	1,808,563
CarNow Auto Receivables Trust, Ser 2021-2A, Cl E
4.450%, 02/15/28 (A)	1,000,000	904,973
Carvana Auto Receivables Trust, Ser 2021-N2, Cl E
2.900%, 03/10/28 (A)	2,000,000	1,804,481
CIG Auto Receivables Trust, Ser 2021-1A, Cl E
4.450%, 05/12/28 (A)	1,590,000	1,458,820
CPS Auto Receivables Trust, Ser 2019-B, Cl F
7.480%, 06/15/26 (A)	500,000	498,496
DT Auto Owner Trust, Ser 2019-4A, Cl E
3.930%, 10/15/26 (A)	2,000,000	1,960,207
DT Auto Owner Trust, Ser 2020-3A, Cl E
3.620%, 10/15/27 (A)	1,500,000	1,435,488
Exeter Automobile Receivables Trust, Ser 2022-2A, Cl E
6.340%, 10/15/29 (A)	1,443,000	1,300,924
Foursight Capital Automobile Receivables Trust, Ser 2022-1, Cl E
4.690%, 08/15/29 (A)	1,000,000	876,080

Description	Face Amount	Value
GLS Auto Receivables Issuer Trust, Ser 2021-4A, Cl E
4.430%, 10/16/28 (A)	$1,500,000	$1,359,560
Tricolor Auto Securitization Trust, Ser 2022-1A, Cl F
9.800%, 07/16/29 (A)	1,000,000	959,502
Tricolor Auto Securitization Trust, Ser 2023-1A, Cl F
16.000%, 06/17/30 (A)	1,000,000	993,312

		20,508,135

Credit Card — 1.2%
Mercury Financial Credit Card Master Trust, Ser 2022-1A, Cl C
5.200%, 09/21/26 (A)	2,000,000	1,904,188

Other Asset-Backed Securities — 13.1%
Amur Equipment Finance Receivables X, Ser 2022-1A, Cl E
5.020%, 12/20/28 (A)	1,348,000	1,193,444
Audax Senior Debt 6, Ser 2021-6A, Cl B
7.538%, TSFR3M + 2.212%, 10/20/33 (A)(B)	1,000,000	937,562
BHG Securitization Trust, Ser 2022-B, Cl D
6.690%, 06/18/35 (A)	998,895	916,966
CIFC Funding, Ser 2018-1A, Cl C
7.322%, TSFR3M + 2.012%, 04/18/31 (A)(B)	500,000	490,014
CP EF Asset Securitization I, Ser 2022-1A, Cl A
5.960%, 04/15/30 (A)	583,783	574,268
Credibly Asset Securitization II, Ser 2021-1A, Cl B
3.380%, 04/15/26 (A)	524,000	496,300
Harley Marine Financing, Ser 2018-1A, Cl A2
6.682%, 05/15/43 (A)(C)	1,678,945	1,655,178
Kapitus Asset Securitization, Ser 2022-1A, Cl A
3.382%, 07/10/28 (A)	1,500,000	1,406,620
LCM XXII, Ser 2018-22A, Cl BR
7.588%, TSFR3M + 2.262%, 10/20/28 (A)(B)	1,500,000	1,450,604
Libra Solutions, Ser 2023-1A, Cl B
10.250%, 02/15/35 (A)	814,481	815,736
Mosaic Solar Loans, Ser 2017-2A, Cl B
4.770%, 06/22/43 (A)	190,944	171,108
NMEF Funding, Ser 2021-A, Cl D
5.780%, 12/15/27 (A)	1,300,000	1,249,375
OZLM Funding IV, Ser 2017-4A, Cl BR
7.807%, TSFR3M + 2.462%, 10/22/30 (A)(B)	2,000,000	1,964,386
Pawneee Equipment Receivables, Ser 2021-1, Cl E
5.210%, 05/15/28 (A)	353,000	317,187
Pawneee Equipment Receivables, Ser 2022-1, Cl C
6.010%, 07/17/28 (A)	1,000,000	954,398
PRET, Ser 2021-NPL3, Cl A2
3.721%, 07/25/51 (A)(C)	500,000	404,721

The accompanying notes are an integral part of the financial statements.

34

Description	Face Amount	Value
PRET, Ser 2021-RN3, Cl A1
1.843%, 09/25/51 (A)(C)	$744,575	$676,921
PRET, Ser 2021-RN4, Cl A2
5.194%, 10/25/51 (A)(B)	1,850,000	1,616,207
Pretium Mortgage Credit Partners I, Ser 2021-NPL1, Cl A2
4.213%, 09/27/60 (A)(C)	1,000,000	876,247
Sapphire Aviation Finance I, Ser 2018-1A, Cl B
5.926%, 03/15/40 (A)	285,963	143,539
SCF Equipment Leasing, Ser 2021-1A, Cl D
1.930%, 09/20/30 (A)	1,500,000	1,331,401
Stack Infrastructure Issuer, Ser 2019-1A, Cl A2
4.540%, 02/25/44 (A)	701,459	691,954
VOLT, Ser 2021-CF2, Cl A2
5.316%, 11/27/51 (A)(C)	1,000,000	836,684

		21,170,820

Total Asset-Backed Securities (Cost $46,680,981)		43,583,143

COLLATERALIZED LOAN OBLIGATIONS — 22.6%
Apidos CLO XI, Ser 2021-11A, Cl ER3
12.140%, TSFR3M + 6.832%, 04/17/34 (A)(B)	1,000,000	938,239
BCC Middle Market, Ser 2018-1A, Cl B
8.588%, TSFR3M + 3.000%, 10/20/30 (A)(B)	1,000,000	968,546
Benefit Street Partners CLO III, Ser 2017-IIIA, Cl DR
12.188%, TSFR3M + 6.862%, 07/20/29 (A)(B)	2,500,000	2,325,155
Benefit Street Partners III, Ser 2017-IIIA, Cl CR
9.488%, TSFR3M + 4.162%, 07/20/29 (A)(B)	2,000,000	1,992,286
BlueMountain XXX, Ser 2022-30A, Cl ER
12.008%, TSFR3M + 6.700%, 04/15/35 (A)(B)	2,000,000	1,742,996
Carlyle Global Market Strategies, Ser 2018-1A, Cl CR2
7.370%, TSFR3M + 2.062%, 04/17/31 (A)(B)	1,250,000	1,204,237
CARLYLE US, Ser 2018-1A, Cl B
7.438%, TSFR3M + 2.112%, 04/20/31 (A)(B)	2,000,000	1,928,242
Chenango Park, Ser 2018-1A, Cl B
7.420%, TSFR3M + 2.112%, 04/15/30 (A)(B)	1,000,000	970,615
Golub Capital Partners, Ser 2017-17A, Cl BR
8.513%, TSFR3M + 3.162%, 10/25/30 (A)(B)	1,500,000	1,450,758
Golub Capital Partners, Ser 2017-21A, Cl CR
8.063%, TSFR3M + 2.712%, 01/25/31 (A)(B)	3,000,000	2,861,121

Description	Face Amount	Value
Golub Capital Partners, Ser 2017-22A, Cl CR
7.438%, TSFR3M + 2.112%, 01/20/31 (A)(B)	$1,500,000	$1,448,642
Golub Capital Partners, Ser 2017-23A, Cl BR
7.138%, TSFR3M + 1.812%, 01/20/31 (A)(B)	1,000,000	973,348
Golub Capital Partners, Ser 2017-23A, Cl CR
7.388%, TSFR3M + 2.062%, 01/20/31 (A)(B)	2,000,000	1,949,870
Golub Capital Partners, Ser 2017-24A, Cl DR
9.226%, TSFR3M + 3.900%, 11/05/29 (A)(B)	2,000,000	1,855,470
Golub Capital Partners, Ser 2018-26A, Cl BR
7.138%, TSFR3M + 1.812%, 04/20/31 (A)(B)	1,000,000	982,199
Golub Capital Partners, Ser 2018-36A, Cl B
6.976%, TSFR3M + 1.650%, 02/05/31 (A)(B)	2,000,000	1,941,170
Golub Capital Partners, Ser 2018-36A, Cl C
7.426%, TSFR3M + 2.100%, 02/05/31 (A)(B)	1,500,000	1,417,239
Jay Park, Ser 2018-1A, Cl BR
7.588%, TSFR3M + 2.262%, 10/20/27 (A)(B)	1,000,000	983,146
MCF VIII, Ser 2018-1A, Cl B
7.322%, TSFR3M + 1.750%, 07/18/30 (A)(B)	3,000,000	2,904,324
Race Point IX, Ser 2017-9A, Cl BR
7.720%, TSFR3M + 2.412%, 10/15/30 (A)(B)	4,000,000	3,838,564
Race Point IX, Ser 2017-9A, Cl DR
12.470%, TSFR3M + 7.162%, 10/15/30 (A)(B)	2,000,000	1,700,264

Total Collateralized Loan Obligations (Cost $38,090,942)		36,376,431

MORTGAGE-BACKED SECURITIES — 4.8%
Commercial Mortgage-Backed Obligation — 3.7%
Benchmark Mortgage Trust, Ser 2020-B21, Cl D
2.000%, 12/17/53 (A)	1,000,000	500,431
BXMT, Ser 2020-FL2, Cl A
6.236%, TSFR1M + 1.014%, 02/15/38 (A)(B)	766,488	732,110
Cold Storage Trust, Ser 2020-ICE5, Cl E
8.102%, TSFR1M + 2.880%, 11/15/37 (A)(B)	982,991	970,355
Commercial Mortgage Trust, Ser 2014-UBS6, Cl C
4.434%, 12/10/47 (B)	1,000,000	826,309
Commercial Mortgage Trust, Ser 2015-DC1, Cl D
4.295%, 02/10/48 (A)(B)	1,517,000	1,157,672

The accompanying notes are an integral part of the financial statements.

35

Description	Face Amount	Value
FREMF Mortgage Trust, Ser 2016-K54, Cl C
4.053%, 04/25/48 (A)(B)	$1,000,000	$948,856
WFRBS Commercial Mortgage Trust, Ser 2014-C25, Cl D
3.803%, 11/15/47 (A)(B)	1,000,000	824,441

		5,960,174

Non-Agency Residential Mortgage-Backed Obligation — 1.1%
PRPM, Ser 2021-10, Cl A2
4.826%, 10/25/26 (A)(C)	1,000,000	882,566
RCO VI Mortgage, Ser 2022-1, Cl A2
5.250%, 01/25/27 (A)(C)	1,000,000	939,341

		1,821,907

Total Mortgage-Backed Securities (Cost $8,614,982)		7,782,081

	Shares

COMMON STOCK — 0.0%

Industrials — 0.0%
Erickson *(D)	3,761	6,837

Total Common Stock (Cost $1,829,567)		6,837

PREFERRED STOCK — 0.0%

Communication Services — 0.0%
MYT Holding LLC
10.000%, 06/07/29 (A)	64,528	46,460

Total Preferred Stock (Cost $64,528)		46,460

	Face Amount

REPURCHASE AGREEMENT(E) — 3.7%
Santander U.S. Capital Markets 5.150%, dated 07/31/23, to be repurchased on 08/01/23, repurchase price $6,000,858 (collateralized by various Government Obligations, ranging in par value $2 - $25,970,500, 0.000% - 8.250%, 01/28/2026 - 01/09/2038, with a total market value of $6,096,411)	6,000,000	6,000,000

Total Repurchase Agreement (Cost $6,000,000)		6,000,000

Total Investments — 98.8% (Cost $170,623,750)		$159,330,817

Percentages are based on Net Assets of $ 161,253,842.

*	Non-income producing security.
‡	Real Estate Investment Trust
(A)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of such securities at July 31, 2023 was $118,114,714 and represents 73.2% of Net Assets.

(B)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(C)	Step Bonds — The rate reflected on the Schedule of Investments is the effective yield on July 31, 2023. The coupon on a step bond changes on a specific date.
(D)	Level 3 security in accordance with fair value hierarchy.
(E)	Tri-Party Repurchase Agreement.

The following is a summary of the level of inputs used as of July 31, 2023, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Corporate Obligations	$—	$65,535,865	$—	$65,535,865
Asset-Backed
Securities	—	43,583,143	—	43,583,143
Collateralized Loan
Obligations	—	36,376,431	—	36,376,431
Mortgage-Backed
Securities	—	7,782,081	—	7,782,081
Common Stock	—	—	6,837	6,837
Preferred Stock	—	46,460	—	46,460
Repurchase
Agreement	—	6,000,000	—	6,000,000

Total Investments in Securities	$—	$159,323,980	$6,837	$159,330,817

(1) A reconciliation of Level 3 investments is presented when the fund has significant amount of Level 3 investments at the end of the period in relation to the net assets. Management has concluded that Level 3 investments are not significant in relation to net assets.

Amounts designated as “—” are $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2—Significant Accounting Policies in the Notes to Financial Statements.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

36

SECTOR WEIGHTINGS (Unaudited)†

† Percentages are based on total investments.

Description	Face Amount	Value
ASSET-BACKED SECURITIES — 42.9%

Automotive — 23.4%
ACC Auto Trust, Ser 2021-A, Cl A
1.080%, 04/15/27 (A)	$6,234	$6,223
American Credit Acceptance Receivables Trust, Ser 2022-2, Cl C
4.410%, 06/13/28 (A)	5,450,000	5,348,490
American Credit Acceptance Receivables Trust, Ser 2022-4, Cl B
6.750%, 10/13/26 (A)	2,000,000	2,002,873
American Credit Acceptance Receivables Trust, Ser 2023-1, Cl C
5.590%, 04/12/29 (A)	1,000,000	981,510
Arivo Acceptance Auto Loan Receivables Trust, Ser 2021-1A, Cl A
1.190%, 01/15/27 (A)	276,513	270,198
Arivo Acceptance Auto Loan Receivables Trust, Ser 2022-1A, Cl A
3.930%, 05/15/28 (A)	495,979	483,987
Avid Automobile Receivables Trust, Ser 2021-1, Cl D
1.990%, 04/17/28 (A)	1,300,000	1,208,176
Carmax Auto Owner Trust, Ser 2022-4, Cl C
6.490%, 07/17/28	3,500,000	3,553,300
Carmax Auto Owner Trust, Ser 2022-4, Cl D
8.080%, 04/16/29	1,500,000	1,547,674
Credit Acceptance Auto Loan Trust, Ser 2021-3A, Cl C
1.630%, 09/16/30 (A)	1,700,000	1,577,120
DT Auto Owner Trust, Ser 2020-3A, Cl C
1.470%, 06/15/26 (A)	870,313	852,638
DT Auto Owner Trust, Ser 2022-2A, Cl D
5.460%, 03/15/28 (A)	4,000,000	3,886,462

Description	Face Amount	Value
Flagship Credit Auto Trust, Ser 2022-4, Cl B
6.780%, 10/15/27 (A)	$1,500,000	$1,515,499
Foursight Capital Automobile Receivables Trust, Ser 2021-2, Cl D
1.920%, 09/15/27 (A)	5,500,000	5,095,963
Foursight Capital Automobile Receivables Trust, Ser 2022-1, Cl D
3.070%, 05/15/28 (A)	4,780,000	4,402,656
GLS Auto Receivables Issuer Trust, Ser 2021-2A, Cl D
1.420%, 04/15/27 (A)	1,020,000	950,166
GLS Auto Receivables Issuer Trust, Ser 2021-3A, Cl D
1.480%, 07/15/27 (A)	3,000,000	2,751,260
GLS Auto Receivables Issuer Trust, Ser 2021-4A, Cl A
0.840%, 07/15/25 (A)	123,446	122,929
Prestige Auto Receivables Trust, Ser 2021-1A, Cl D
2.080%, 02/15/28 (A)	4,000,000	3,604,765
Prestige Auto Receivables Trust, Ser 2023-1A, Cl B
5.550%, 04/15/27 (A)	8,000,000	7,905,528
Tricolor Auto Securitization Trust, Ser 2023-1A, Cl B
6.840%, 11/16/26 (A)	3,500,000	3,491,036
United Auto Credit Securitization Trust, Ser 2022-2, Cl D
6.840%, 01/10/28 (A)	3,000,000	2,961,434
United Auto Credit Securitization Trust, Ser 2023-1, Cl C
6.280%, 07/10/28 (A)	4,326,000	4,283,542
Westlake Automobile Receivables Trust, Ser 2020-2A, Cl D
2.760%, 01/15/26 (A)	4,472,405	4,413,031
Westlake Automobile Receivables Trust, Ser 2020-3A, Cl C
1.240%, 11/17/25 (A)	532,355	526,709
Westlake Automobile Receivables Trust, Ser 2022-3A, Cl D
6.680%, 04/17/28 (A)	7,000,000	6,961,525
Westlake Automobile Receivables Trust, Ser 2023-2A, Cl D
7.010%, 11/15/28 (A)	3,000,000	2,997,102
World Omni Select Auto Trust, Ser 2023-A, Cl A2A
5.920%, 03/15/27	5,000,000	4,993,542

		78,695,338

Credit Card — 7.7%
Avant Credit Card Master Trust, Ser 2021-1A, Cl A
1.370%, 04/15/27 (A)	1,220,000	1,117,191
CARDS II Trust, Ser 2021-1A, Cl B
0.931%, 04/15/27 (A)	7,250,000	6,966,926
Continental Finance Credit Card ABS Master Trust, Ser 2021-A, Cl A
2.550%, 12/17/29 (A)	5,000,000	4,608,394

The accompanying notes are an integral part of the financial statements.

37

Description	Face Amount	Value
Genesis Sales Finance Master Trust, Ser 2021-AA, Cl A
1.200%, 12/21/26 (A)	$2,000,000	$1,889,851
Synchrony Card Funding, Ser 2022-A2, Cl A
3.860%, 07/15/28	5,500,000	5,342,894
Trillium Credit Card Trust II, Ser 2021-1A, Cl B
2.026%, 10/26/29 (A)	6,500,000	5,769,851

		25,695,107

Other Asset-Backed Securities — 11.7%
Amur Equipment Finance Receivables X, Ser 2022-1A, Cl D
2.910%, 08/21/28 (A)	2,000,000	1,787,849
Aqua Finance Trust, Ser 2021-A, Cl B
2.400%, 07/17/46 (A)	1,000,000	818,608
BHG Securitization Trust, Ser 2021-B, Cl A
0.900%, 10/17/34 (A)	760,249	728,284
BHG Securitization Trust, Ser 2022-B, Cl A
3.750%, 06/18/35 (A)	402,492	397,277
BXG Receivables Note Trust, Ser 2023-A, Cl A
5.770%, 11/15/38 (A)	4,620,489	4,565,593
CLI Funding VI, Ser 2020-1A, Cl A
2.080%, 09/18/45 (A)	1,771,250	1,540,936
CP EF Asset Securitization I, Ser 2022-1A, Cl A
5.960%, 04/15/30 (A)	2,335,133	2,297,071
Diamond Resorts Owner Trust, Ser 2019-1A, Cl A
2.890%, 02/20/32 (A)	312,500	296,174
Marlette Funding Trust, Ser 2021-2A, Cl C
1.500%, 09/15/31 (A)	2,000,000	1,911,639
Mosaic Solar Loan Trust, Ser 2021-3A, Cl B
1.920%, 06/20/52 (A)	747,305	537,794
Mosaic Solar Loans, Ser 2017-1A, Cl A
4.450%, 06/20/42 (A)	190,937	179,901
New Economy Assets Phase 1 Sponsor, Ser 2021-1, Cl A1
1.910%, 10/20/61 (A)	2,000,000	1,714,753
Octane Receivables Trust, Ser 2021-1A, Cl A
0.930%, 03/22/27 (A)	515,277	501,479
Octane Receivables Trust, Ser 2021-2A, Cl A
1.210%, 09/20/28 (A)	659,077	634,657
Oportun Issuance Trust, Ser 2021-B, Cl A
1.470%, 05/08/31 (A)	1,750,000	1,584,603
Oportun Issuance Trust, Ser 2022-A, Cl C
7.400%, 06/09/31 (A)	2,030,000	1,927,372
Pawnee Equipment Receivables, Ser 2020-1, Cl A
1.370%, 11/17/25 (A)	4,921	4,915

Description	Face Amount	Value
Pawneee Equipment Receivables, Ser 2022-1, Cl C
6.010%, 07/17/28 (A)	$5,000,000	$4,771,990
Verizon Master Trust, Ser 2023-4, Cl C
5.650%, 06/20/29	9,700,000	9,669,253
VFI ABS, Ser 2022-1A, Cl A
2.230%, 03/24/28 (A)	1,053,956	1,025,191
Westgate Resorts, Ser 2022-1A, Cl C
2.488%, 08/20/36 (A)	2,392,537	2,244,100

		39,139,439

Student Loan — 0.1%
Commonbond Student Loan Trust, Ser 2017-AGS, Cl A1
2.550%, 05/25/41 (A)	446,628	412,914

Total Asset-Backed Securities (Cost $149,803,822)		143,942,798

U.S. TREASURY OBLIGATIONS — 23.4%
U.S. Treasury Note
3.875%, 03/31/25	45,000,000	44,135,156
3.750%, 04/15/26	35,000,000	34,250,782

Total U.S. Treasury Obligations (Cost $80,157,023)		78,385,938

CORPORATE OBLIGATIONS — 22.2%

Consumer Discretionary — 1.5%
AutoZone
4.500%, 02/01/28	5,000,000	4,869,982

Financials — 9.6%
Capital One Financial
4.200%, 10/29/25	10,000,000	9,627,478
Charles Schwab
5.643%, U.S. SOFR + 2.210%, 05/19/29 (B)	5,000,000	5,043,743
Deutsche Bank
2.222%, U.S. SOFR + 2.159%, 09/18/24 (B)	2,000,000	1,986,189
Fifth Third Bancorp
6.361%, SOFRINDX + 2.192%, 10/27/28 (B)	8,000,000	8,123,088
Synchrony Financial
4.375%, 03/19/24	7,354,000	7,246,785

		32,027,283

Health Care — 1.5%
Amgen
5.250%, 03/02/25	5,000,000	4,986,079

Industrials — 4.0%
AerCap Ireland Capital DAC
1.750%, 01/30/26	5,000,000	4,517,163
1.750%, 10/29/24	1,000,000	945,543
Delta Air Lines
7.000%, 05/01/25 (A)	5,000,000	5,115,746
Penske Truck Leasing
5.750%, 05/24/26 (A)	3,000,000	2,985,039

		13,563,491

Information Technology — 4.8%
Kyndryl Holdings
2.050%, 10/15/26	8,000,000	6,968,741

The accompanying notes are an integral part of the financial statements.

38

Description	Face Amount	Value
Molex Electronic Technologies
3.900%, 04/15/25 (A)	$9,675,000	$9,233,275

		16,202,016

Real Estate — 0.8%
Corporate Office Properties
2.250%, 03/15/26 ‡	3,000,000	2,670,690

Total Corporate Obligations (Cost $77,266,026)		74,319,541

U.S. GOVERNMENT AGENCY OBLIGATIONS — 7.6%
FFCB
5.480%, 10/25/27	5,000,000	4,937,267
FHLMC
5.375%, 11/15/24	5,000,000	4,963,360
5.150%, 10/17/24	3,800,000	3,766,876
5.000%, 07/26/24	5,000,000	4,961,798
FNMA
5.030%, 04/10/24	7,000,000	6,961,040

Total U.S. Government Agency Obligations (Cost $25,800,000)		25,590,341

MORTGAGE-BACKED SECURITIES — 1.9%

Commercial Mortgage-Backed Obligation — 1.9%
Benchmark Mortgage Trust, Ser 2020-B19, Cl A2
1.691%, 09/15/53	1,305,000	1,167,197
Cold Storage Trust, Ser 2020-ICE5, Cl A
6.236%, TSFR1M + 1.014%, 11/15/37 (A)(B)	5,406,448	5,345,423

Total Mortgage-Backed Securities (Cost $6,747,920)		6,512,620

REPURCHASE AGREEMENT(C) — 1.2%
Santander U.S. Capital Markets 5.150%, dated 07/31/23, to be repurchased on 08/01/23, repurchase price $4,000,572 (collateralized by various Government Obligations, ranging in par value $269,654 - $1,311,000, 4.250% - 8.250%, 01/28/2026 - 01/09/2038, with a total market value of $4,056,357)	4,000,000	4,000,000

Total Repurchase Agreement (Cost $4,000,000)		4,000,000

Total Investments — 99.2% (Cost $343,774,791)		$332,751,238

Percentages are based on Net Assets of $ 335,511,293.

‡	Real Estate Investment Trust
(A)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of such securities at July 31, 2023 was $141,515,618 and represents 42.2% of Net Assets.

(B)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(C)	Tri-Party Repurchase Agreement.

As of July 31, 2023, all of the Fund’s investments in securities were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

39

SECTOR WEIGHTINGS (Unaudited)†

† Percentages are based on total investments.

Description	Face Amount	Value
MUNICIPAL BONDS — 98.3%
California — 2.8%
California State, Municipal Finance Authority, Ser A, RB
5.000%, 03/01/25(A)	$410,000	$405,822
California State, School Finance Authority, RB
5.350%, 08/01/24(A)	195,000	195,891
Mount Diablo Unified School District, Ser A, GO
4.000%, 08/01/31	100,000	108,469

		710,182

Colorado — 4.2%
El Paso County, School District No. 49 Falcon, Ser A, COP
5.000%, 12/15/24	525,000	536,741
El Paso County, School District No. 49 Falcon, Ser B, COP
5.000%, 12/15/26	500,000	530,819

		1,067,560

Florida — 2.3%
City of Fort Lauderdale Florida, GO
5.000%, 07/01/35	500,000	586,299

Idaho — 1.2%
Idaho State, Housing & Finance Association, RB
4.000%, 07/01/26(A)	320,000	315,824

Illinois — 3.0%
Lee & Ogle Counties, School District No. 170 Dixon, GO, BAM
4.000%, 01/30/25	760,000	765,406

Kansas — 4.1%
Geary County, GO
5.000%, 09/01/25	1,000,000	1,034,327

Michigan — 4.0%
Taylor, Brownfield Redevelopment Authority, RB, NATL
4.000%, 05/01/28	1,000,000	1,006,447

Description	Face Amount	Value
Minnesota — 0.7%
Minnesota State, Housing Finance Agency, Ser A, RB, GNMA
2.600%, 09/01/42	$196,077	$168,937

Ohio — 0.6%
City of Medina Ohio, GO
4.000%, 12/01/32	140,000	151,110

Oklahoma — 4.1%
University of Oklahoma, Ser C, RB
5.000%, 07/01/35	1,000,000	1,026,330

South Carolina — 5.5%
Hilton Head Island, Ser C, GO, ST AID WITHHLDG
2.250%, 03/01/33	530,000	480,377
2.125%, 03/01/32	520,000	468,883
2.000%, 03/01/30	495,000	451,328

		1,400,588

Texas — 65.8%
Azle Independent School District, GO, PSF-GTD
4.000%, 02/15/47	500,000	487,820
Board of Regents of the University of Texas System, Ser A, RB
2.000%, 08/15/36	1,000,000	773,461
Bruceville-Eddy Independent School District, GO, PSF-GTD
4.000%, 08/15/31	500,000	502,260
Central Texas Turnpike System, Sub-Ser C, RB
5.000%, 08/15/42	1,000,000	1,006,608
City of Longview Texas, GO
4.000%, 09/01/35	500,000	508,627
Clifton, Higher Education Finance, RB, PSF-GTD
5.000%, 08/15/25	700,000	709,189
Clifton, Higher Education Finance, Ser A, RB
3.375%, 12/01/24	530,000	519,964
Clifton, Higher Education Finance, Ser B, RB
5.000%, 08/15/25	460,000	468,853
4.000%, 08/15/23	500,000	499,974
Crandall Independent School District, GO, PSF-GTD
4.000%, 08/15/48	500,000	478,721
Cypress-Fairbanks Independent School District, Ser A, GO, PSF-GTD
5.000%, 02/15/30	1,000,000	1,113,849
El Paso County, Hospital District, GO
5.000%, 08/15/25	1,070,000	1,088,917
Georgetown Independent School District, Ser B-REMK, GO, PSF-GTD
2.000%, 08/01/41(B)	500,000	500,000
La Vernia, Higher Education Finance, Ser A, RB
4.200%, 08/15/25(A)(C)	325,000	327,340

The accompanying notes are an integral part of the financial statements.

40

Description	Face Amount	Value
Liberty Hill Independent School District, GO, PSF-GTD
5.000%, 02/01/49	$700,000	$725,481
Liberty Hill Independent School District, Ser A, GO, PSF-GTD
5.000%, 02/01/41	500,000	549,624
Lower Colorado River Authority, RB
5.000%, 05/15/39	1,000,000	1,078,794
Main Street Market Square Redevelopment Authority, TA, BAM
5.000%, 09/01/25	1,000,000	1,026,412
Main Street Market Square Redevelopment Authority, TA, BAM
5.000%, 09/01/29	1,000,000	1,042,514
New Braunfels Independent School District, Ser B, GO, PSF-GTD
4.375%, 02/01/40	500,000	505,465
Plainview Independent School District, Ser A, GO, PSF-GTD
5.000%, 02/15/46	525,000	568,111
Pottsboro Independent School District, GO, PSF-GTD
5.000%, 02/15/47	500,000	545,494
Seminole, Hospital District, GO
4.000%, 02/15/31	545,000	521,129
Texas A&M University, Permanent
University Fund, Ser B, RB
5.000%, 07/01/34	1,000,000	1,030,634

		16,579,241

Total Municipal Bonds (Cost $25,333,071)		24,812,251

Total Investments — 98.3% (Cost $25,333,071)		$24,812,251

Percentages are based on Net Assets of $25,228,663.
(A)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of such securities at July 31, 2023 was $1,244,877 and represents 4.9% of Net Assets.

(B)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(C)	Escrowed to Maturity

As of July 31, 2023, all of the Fund’s investments in securities were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

41

Portfolio Abbreviations

ABS — Asset-Backed Security

BAM — Build America Mutual

Cl — Class

CLO — Collateralized Loan Obligation

COP — Certificate of Participation

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

ICE — Intercontinental Exchange

IO — Interest Only - face amount represents notional amount

LLC — Limited Liability Company

MTN — Medium Term Note

NATL — National Public Finance Guaranty Corporation

PIK — Payment-in-Kind

PSF-GTD — Texas Public School Fund Guarantee

RB — Revenue Bond

RFUCCT1Y — Refinitiv US IBOR Consumer Cash Fallback 1 Year

Ser — Series

SOFR — Secured Overnight Financing Rate

STRIPS — Separately Traded Registered Interest and Principal Securities

TA — Tax Allocation

Currency Abbreviations

USD — U.S. Dollar

42

	Growth Equity Fund	Total Return Bond Fund	Credit Fund
Assets:
Investments at Value	$314,776,606	$2,707,587,146	$153,330,817
Repurchase Agreements at Value	–	20,000,000	6,000,000
Cash	683,303	1,014,442	497,559
Dividends and Interest Receivable	50,606	23,586,558	1,396,457
Receivable for Capital Shares Sold	20,962	3,158,533	270,462
Foreign Tax Reclaim Receivable	8,196	–	–
Receivable for Investment Securities Sold	–	305,500	–
Cash Collateral on Futures Contracts	–	39,637	–
Prepaid Expenses	24,607	78,927	34,880

Total Assets	315,564,280	2,755,770,743	161,530,175

Liabilities:
Payable Due to Investment Adviser	131,720	810,345	68,124
Payable Due to Administrator	19,181	168,558	9,919
Payable Due to Distributor - Investor Class Shares	11,266	–	6,185
Payable Due to Distributor - A Class Shares	N/A	–	276
Shareholder Servicing Fees Payable - A Class Shares	N/A	1,159	85
Payable for Capital Shares Redeemed	141,085	1,926,998	104,860
Professional Fees Payable	36,290	108,823	59,482
Transfer Agent Fees Payable	8,692	60,238	8,768
Payable Due to Trustees	3,655	32,680	1,927
Chief Compliance Officer Fees Payable	1,021	9,133	539
Pricing Fees Payable	264	30,768	10,933
Payable for Investment Securities Purchased	–	9,835,435	–
Income Distribution Payable	–	47	–
Other Accrued Expenses	9,504	138,840	5,235

Total Liabilities	362,678	13,123,024	276,333

Net Assets	$315,201,602	$2,742,647,719	$161,253,842

NET ASSETS:
Paid-in Capital	$92,884,010	$3,117,879,252	$178,757,996
Total Distributable Earnings (Accumulated Loss)	222,317,592	(375,231,533)	(17,504,154)

Net Assets	$315,201,602	$2,742,647,719	$161,253,842

Institutional Class Shares:
Net Assets	$260,597,136	$2,474,473,110	$128,832,665

Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	16,547,031	264,278,960	14,268,488
Net Asset Value, Offering and Redemption Price Per Share	$15.75	$9.36	$9.03

Investor Class Shares:
Net Assets	$54,604,466	$262,100,204	$31,395,711

Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	3,573,774	28,005,363	3,483,498
Net Asset Value, Offering and Redemption Price Per Share	$15.28	$9.36	$9.01

A Class Shares:
Net Assets	N/A	$6,074,405	$1,025,466

Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	N/A	649,606	113,837
Net Asset Value, Offering and Redemption Price Per Share	N/A	$9.35	$9.01

Maximum Offering Price Per Share – Class A	N/A	$9.67	$9.22

Cost of Investments	$127,839,102	$2,827,938,013	$164,623,750
Cost of Repurchased Agreements	$–	$20,000,000	$6,000,000

“N/A” designates that the Fund does not offer this class.

Amounts designated as “–” are $0.

The accompanying notes are an integral part of the financial statements.

43

	Low Duration Bond Fund	Municipal Bond Fund
Assets:
Investments at Value	$328,751,238	$24,812,251
Repurchase Agreements at Value	4,000,000	–
Cash	694,529	81,165
Dividends and Interest Receivable	2,543,388	374,149
Receivable for Capital Shares Sold	22,708	188
Prepaid Expenses	28,337	21,797

Total Assets	336,040,200	25,289,550

Liabilities:
Payable Due to Investment Adviser	86,379	5,561
Payable Due to Administrator	20,963	1,620
Payable Due to Distributor - Investor Class Shares	3,458	1,013
Payable for Capital Shares Redeemed	343,242	4,772
Professional Fees Payable	44,170	40,883
Transfer Agent Fees Payable	9,590	4,641
Pricing Fees Payable	5,247	1,140
Payable Due to Trustees	4,090	324
Chief Compliance Officer Fees Payable	1,143	90
Other Accrued Expenses	10,625	843

Total Liabilities	528,907	60,887

Net Assets	$335,511,293	$25,228,663

NET ASSETS:
Paid-in Capital	$363,858,486	$25,656,913
Total Distributable Earnings (Accumulated Loss)	(28,347,193)	(428,250)

Net Assets	$335,511,293	$25,228,663

Institutional Class Shares:
Net Assets	$317,976,292	$20,120,293

Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	33,041,319	2,142,225
Net Asset Value, Offering and Redemption Price Per Share	$9.62	$9.39

Investor Class Shares:
Net Assets	$17,535,001	$5,108,370

Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	1,821,445	543,729
Net Asset Value, Offering and Redemption Price Per Share	$9.63	$9.40

Cost of Investments	$339,774,791	$25,333,071
Cost of Repurchased Agreements	$4,000,000	$–

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

44

	Growth Equity Fund	Total Return Bond Fund	Credit Fund
Investment Income:
Dividend Income	$2,232,989	$–	$–
Interest Income	255,601	164,894,816	10,542,567
Foreign Taxes Withheld	(4,601)	–	–

Total Investment Income	2,483,989	164,894,816	10,542,567

Expenses:
Investment Advisory Fees	1,478,611	9,520,185	793,367
Administration Fees	215,279	1,980,052	115,503
Distribution Fees - Investor Class Shares	123,309	699,470	66,577
Distribution Fees - A Class Shares	N/A	20,564	2,625
Trustees’ Fees	12,178	112,416	6,558
Chief Compliance Officer Fees	2,277	12,624	1,667
Shareholder Servicing Fees	N/A	8,226	N/A
Transfer Agent Fees	52,798	392,559	52,645
Registration Fees	42,845	140,164	61,031
Professional Fees	42,207	188,388	64,890
Printing Fees	11,345	64,780	7,717
Custodian Fees	5,067	46,179	3,853
Pricing Fees	1,502	130,506	45,232
Insurance and Other Expenses	12,243	108,724	6,355

Total Expenses	1,999,661	13,424,837	1,228,020
Less: Fees Paid Indirectly	(3,988)	(62,402)	(1,597)

Net Expenses	1,995,673	13,362,435	1,226,423

Net Investment Income	488,316	151,532,381	9,316,144

Net Realized Gain/(Loss) on:
Investments	37,210,782	(74,285,237)	(4,241,160)
Foreign Currency Transactions	–	(29)	–

Net Realized Gain/(Loss)	37,210,782	(74,285,266)	(4,241,160)

Net Change in Unrealized Appreciation (Depreciation)	1,539,349	(25,176,519)	2,947,524

Net Realized and Unrealized Gain (Loss)	38,750,131	(99,461,785)	(1,293,636)

Increase in Net Assets Resulting from Operations	$39,238,447	$52,070,596	$8,022,508

Amounts designated as “—” are $0.

“N/A” designates that the Fund does not offer this class.

The accompanying notes are an integral part of the financial statements.

45

	Low Duration Bond Fund	Municipal Bond Fund
Investment Income:
Interest Income	$12,560,835	$999,593

Total Investment Income	12,560,835	999,593

Expenses:
Investment Advisory Fees	1,107,135	77,182
Administration Fees	268,666	22,474
Distribution Fees - Investor Class Shares	50,408	12,490
Trustees’ Fees	14,948	1,261
Chief Compliance Officer Fees	2,481	1,104
Transfer Agent Fees	60,160	28,020
Professional Fees	53,095	43,020
Registration Fees	47,664	35,609
Pricing Fees	23,514	4,680
Printing Fees	9,762	1,992
Custodian Fees	5,097	917
Insurance and Other Expenses	14,702	1,192

Total Expenses	1,657,632	229,941
Less: Fees Paid Indirectly	(3,919)	(280)

Net Expenses	1,653,713	229,661

Net Investment Income	10,907,122	769,932

Net Realized Gain/(Loss)	(14,850,217)	(24,052)

Net Change in Unrealized Appreciation (Depreciation)	7,337,971	(650,812)

Net Realized and Unrealized Loss	(7,512,246)	(674,864)

Increase in Net Assets Resulting from Operations	$3,394,876	$95,068

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

46

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	Growth Equity Fund
	Year ended July 31, 2023	Year ended July 31, 2022
Operations:
Net Investment Income (Loss)	$488,316	$(589,941)
Net Realized Gain (Loss)	37,210,782	36,046,103
Net Change in Unrealized Appreciation (Depreciation)	1,539,349	(98,478,039)

Net Increase (Decrease) in Net Assets Resulting from Operations	39,238,447	(63,021,877)

Distributions:
Institutional Class Shares	(25,062,988)	(44,836,558)
Investor Class Shares	(5,184,354)	(7,846,870)
A Class Shares	N/A	N/A

Total Distributions	(30,247,342)	(52,683,428)

Capital Share Transactions:

Institutional Class Shares:
Issued	26,307,969	42,685,728
Reinvestment of Dividends	15,845,096	24,012,627
Redeemed	(75,806,336)	(69,831,829)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	(33,653,271)	(3,133,474)

Investor Class Shares:
Issued	5,567,063	880,190
Reinvestment of Dividends	5,123,670	7,758,710
Redeemed	(9,031,507)	(10,104,500)

Net Increase (Decrease) in Net Assets from Investor Class Share Transactions	1,659,226	(1,465,600)

A Class Shares:
Issued	N/A	N/A
Reinvestment of Dividends	N/A	N/A
Redeemed	N/A	N/A

Net Increase (Decrease) in Net Assets from A Class Share Transactions	N/A	N/A

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(31,994,045)	(4,599,074)

Total Decrease in Net Assets	(23,002,940)	(120,304,379)

Net assets:
Beginning of Year	338,204,542	458,508,921

End of Year	$315,201,602	$338,204,542

Share Transactions:

Institutional Class Shares:
Issued	1,937,979	2,438,721
Reinvestment of Dividends	1,317,132	1,272,529
Redeemed	(5,535,671)	(4,074,144)

Total Increase (Decrease) in Institutional Class Shares	(2,280,560)	(362,894)

Investor Class Shares:
Issued	428,340	48,411
Reinvestment of Dividends	438,295	420,754
Redeemed	(672,721)	(576,318)

Total Increase (Decrease) in Investor Class Shares	193,914	(107,153)

A Class Shares:
Issued	N/A	N/A
Reinvestment of Dividends	N/A	N/A
Redeemed	N/A	N/A

Total Increase (Decrease) in A Class Shares	N/A	N/A

Net Increase (Decrease) in Shares Outstanding	(2,086,646)	(470,047)

Amounts designated as “—” are $0.

“N/A” designates that the Fund does not offer this class.

The accompanying notes are an integral part of the financial statements.

48

Total Return Bond Fund		Credit Fund		Low Duration Bond Fund		Municipal Bond Fund
Year ended July 31, 2023	Year ended July 31, 2022	Year ended July 31, 2023	Year ended July 31, 2022	Year ended July 31, 2023	Year ended July 31, 2022	Year ended July 31, 2023	Year ended July 31, 2022

$151,532,381	$101,723,516	$9,316,144	$7,813,684	$10,907,122	$5,890,696	$769,932	$876,554
(74,285,266)	(61,048,913)	(4,241,160)	(580,860)	(14,850,217)	(1,967,170)	(24,052)	112,898
(25,176,519)	(142,001,416)	2,947,524	(18,917,925)	7,337,971	(25,064,673)	(650,812)	(2,136,422)

52,070,596	(101,326,813)	8,022,508	(11,685,101)	3,394,876	(21,141,147)	95,068	(1,146,970)

(135,856,999)	(93,368,220)	(7,842,548)	(6,874,062)	(10,290,434)	(8,213,030)	(683,261)	(1,193,045)
(14,822,377)	(11,375,372)	(1,580,341)	(690,389)	(544,640)	(431,178)	(121,275)	(157,580)
(418,200)	(310,051)	(60,742)	(42,801)	N/A	N/A	N/A	N/A

(151,097,576)	(105,053,643)	(9,483,631)	(7,607,252)	(10,835,074)	(8,644,208)	(804,536)	(1,350,625)

694,114,920	652,329,306	23,057,562	45,092,599	44,457,662	67,975,328	5,674,456	398,216
85,757,986	57,492,586	1,912,894	1,676,647	4,042,044	3,629,847	349,476	511,571
(654,551,611)	(831,756,112)	(38,516,083)	(52,649,156)	(99,116,471)	(122,630,214)	(13,643,381)	(8,955,357)

125,321,295	(121,934,220)	(13,545,627)	(5,879,910)	(50,616,765)	(51,025,039)	(7,619,449)	(8,045,570)

30,835,131	47,876,640	19,113,606	21,299,555	3,282,996	2,222,002	665,868	300,500
12,781,790	9,922,322	1,486,602	654,197	529,792	421,707	121,157	156,933
(73,975,113)	(99,950,717)	(7,565,369)	(10,840,645)	(8,037,414)	(8,286,282)	(218,347)	(312,071)

(30,358,192)	(42,151,755)	13,034,839	11,113,107	(4,224,626)	(5,642,573)	568,678	145,362

16,572	4,268,849	9,749	199,112	N/A	N/A	N/A	N/A
118,459	84,110	54,870	39,020	N/A	N/A	N/A	N/A
(3,829,280)	(510,005)	(119,436)	(57,956)	N/A	N/A	N/A	N/A

(3,694,249)	3,842,954	(54,817)	180,176	N/A	N/A	N/A	N/A

91,268,854	(160,243,021)	(565,605)	5,413,373	(54,841,391)	(56,667,612)	(7,050,771)	(7,900,208)

(7,758,126)	(366,623,477)	(2,026,728)	(13,878,980)	(62,281,589)	(86,452,967)	(7,760,239)	(10,397,803)

2,750,405,845	3,117,029,322	163,280,570	177,159,550	397,792,882	484,245,849	32,988,902	43,386,705

$2,742,647,719	$2,750,405,845	$161,253,842	$163,280,570	$335,511,293	$397,792,882	$25,228,663	$32,988,902

73,420,239	64,727,831	2,559,576	4,600,178	4,599,869	6,676,854	600,696	40,142
9,133,154	5,724,269	214,658	174,370	419,978	356,621	37,162	51,490
(69,472,918)	(82,723,646)	(4,290,379)	(5,474,140)	(10,274,821)	(12,149,876)	(1,449,385)	(904,837)

13,080,475	(12,271,546)	(1,516,145)	(699,592)	(5,254,974)	(5,116,401)	(811,527)	(813,205)

3,255,523	4,699,888	2,144,445	2,155,974	339,169	216,281	71,414	30,242
1,361,230	987,750	167,199	68,359	55,020	41,460	12,882	15,808
(7,840,462)	(9,918,343)	(848,978)	(1,127,125)	(833,198)	(815,055)	(22,924)	(31,812)

(3,223,709)	(4,230,705)	1,462,666	1,097,208	(439,009)	(557,314)	61,372	14,238

1,783	419,645	1,093	20,687	N/A	N/A	N/A	N/A
12,631	8,382	6,173	4,055	N/A	N/A	N/A	N/A
(404,890)	(51,056)	(13,361)	(5,953)	N/A	N/A	N/A	N/A

(390,476)	376,971	(6,095)	18,789	N/A	N/A	N/A	N/A

9,466,290	(16,125,280)	(59,574)	416,405	(5,693,983)	(5,673,715)	(750,155)	(798,967)

The accompanying notes are an integral part of the financial statements.

49

For a Share Outstanding Throughout Each Year

For the Years Ended July 31,

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Operations	Dividends from Net Investment Income	Distribution from Realized Gains	Total Dividends & Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Growth Equity Fund
Institutional Class Shares
2023	$15.29	$0.03	$1.87	$1.90	$—	$(1.44)	$(1.44)	$15.75	15.34%	260,597	0.63%	0.63%	0.21%	12%
2022	20.28	(0.02)	(2.56)	(2.58)	—	(2.41)	(2.41)	15.29	(14.97)	287,799	0.63	0.63	(0.11)	7
2021	15.95	(0.01)	4.96	4.95	(0.01)	(0.61)	(0.62)	20.28	31.83	389,166	0.63	0.63	(0.06)	17
2020	13.82	0.03	3.53	3.56	(0.04)	(1.39)	(1.43)	15.95	27.91	339,542	0.64	0.64	0.20	17
2019	14.49	0.05	1.09	1.14	(0.04)	(1.77)	(1.81)	13.82	10.34	290,773	0.63	0.63	0.34	25
Investor Class Shares
2023	$14.91	$(0.01)	$1.82	$1.81	$—	$(1.44)	$(1.44)	$15.28	15.11%	54,604	0.88%	0.88%	(0.05)%	12%
2022	19.89	(0.06)	(2.51)	(2.57)	—	(2.41)	(2.41)	14.91	(15.24)	50,405	0.88	0.88	(0.36)	7
2021	15.68	(0.05)	4.87	4.82	—	(0.61)	(0.61)	19.89	31.52	69,343	0.88	0.88	(0.31)	17
2020	13.61	(0.01)	3.48	3.47	(0.01)	(1.39)	(1.40)	15.68	27.62	56,812	0.89	0.89	(0.05)	17
2019	14.30	0.01	1.08	1.09	(0.01)	(1.77)	(1.78)	13.61	10.05	47,111	0.88	0.88	0.09	25
Total Return Bond Fund
Institutional Class Shares
2023	$9.70	$0.53	$(0.34)	$0.19	$(0.53)	$—	$(0.53)	$9.36	2.05%	2,474,473	0.46%	0.47%	5.60%	64%
2022	10.40	0.35	(0.69)	(0.34)	(0.36)	—	(0.36)	9.70	(3.30)	2,437,441	0.47	0.47	3.46	73
2021	10.07	0.30	0.38	0.68	(0.35)	—	(0.35)	10.40	6.85	2,741,353	0.46	0.46	2.93	38
2020	10.42	0.38	(0.32)	0.06	(0.41)	—	(0.41)	10.07	0.60	2,834,690	0.47	0.47	3.74	48
2019	10.28	0.39	0.13	0.52	(0.38)	—	(0.38)	10.42	5.19	3,191,392	0.47	0.48	3.77	40
Investor Class Shares
2023	$9.70	$0.50	$(0.34)	$0.16	$(0.50)	$—	$(0.50)	$9.36	1.79%	262,100	0.71%	0.72%	5.34%	64%
2022	10.40	0.32	(0.68)	(0.36)	(0.34)	—	(0.34)	9.70	(3.55)	302,887	0.72	0.72	3.20	73
2021	10.07	0.27	0.38	0.65	(0.32)	—	(0.32)	10.40	6.59	368,782	0.71	0.71	2.67	38
2020	10.41	0.35	(0.31)	0.04	(0.38)	—	(0.38)	10.07	0.44	429,079	0.72	0.72	3.47	48
2019	10.28	0.36	0.13	0.49	(0.36)	—	(0.36)	10.41	4.83	520,291	0.72	0.73	3.51	40
A Class Shares
2023	$9.69	$0.49	$(0.34)	$0.15	$(0.49)	$—	$(0.49)	$9.35	1.69%	6,075	0.81%	0.82%	5.23%	64%
2022	10.40	0.32	(0.69)	(0.37)	(0.34)	—	(0.34)	9.69	(3.63)	10,078	0.79	0.79	3.19	73
2021	10.06	0.28	0.39	0.67	(0.33)	—	(0.33)	10.40	6.71	6,894	0.72	0.72	2.69	38
2020	10.41	0.35	(0.32)	0.03	(0.38)	—	(0.38)	10.06	0.34	1,788	0.72	0.72	3.47	48
2019	10.28	0.36	0.11	0.47	(0.34)	—	(0.34)	10.41	4.69	998	0.82	0.83	3.49	40

†	Total Return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the applicable sales charge, if applicable.
(1)	Per share data calculated using average shares method.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

50

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss)	Total from Operations	Dividends from Net Investment Income	Distribution from Realized Gains	Total Dividends & Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Credit Fund
Institutional Class Shares

2023	$9.11	$0.53	$(0.07)	$0.46	$(0.54)	$—	$(0.54)	$9.03	5.31%	128,833	0.73%	0.73%	5.90%	16%

2022	10.12	0.42	(1.02)	(0.60)	(0.41)	—^^	(0.41)	9.11	(6.05)	143,810	0.71	0.71	4.36	29

2021	9.47	0.37	0.67	1.04	(0.39)	—	(0.39)	10.12	11.12	166,805	0.71	0.71	3.78	21

2020	9.72	0.41	(0.25)	0.16	(0.41)	—	(0.41)	9.47	1.79	194,182	0.71	0.71	4.35	35

2019	9.78	0.40	0.06	0.46	(0.49)	(0.03)	(0.52)	9.72	4.88	199,800	0.70	0.70	4.18	19

Investor Class Shares

2023	$9.10	$0.51	$(0.08)	$0.43	$(0.52)	$—	$(0.52)	$9.01	4.94%	31,396	0.98%	0.98%	5.72%	16%

2022	10.10	0.40	(1.01)	(0.61)	(0.39)	—^^	(0.39)	9.10	(6.19)	18,380	0.96	0.96	4.18	29

2021	9.46	0.35	0.65	1.00	(0.36)	—	(0.36)	10.10	10.74	9,333	0.96	0.96	3.52	21

2020	9.71	0.39	(0.25)	0.14	(0.39)	—	(0.39)	9.46	1.53	10,815	0.96	0.96	4.11	35

2019	9.77	0.38	0.05	0.43	(0.46)	(0.03)	(0.49)	9.71	4.62	13,366	0.95	0.95	3.93	19

A Class Shares

2023	$9.09	$0.51	$(0.07)	$0.44	$(0.52)	$—	$(0.52)	$9.01	5.06%	1,025	0.98%	0.98%	5.66%	16%

2022	10.10	0.40	(1.02)	(0.62)	(0.39)	—^^	(0.39)	9.09	(6.30)	1,090	0.96	0.96	4.12	29

2021	9.45	0.35	0.66	1.01	(0.36)	—	(0.36)	10.10	10.87	1,022	0.96	0.96	3.51	21

2020	9.71	0.38	(0.25)	0.13	(0.39)	—	(0.39)	9.45	1.44	638	0.96	0.96	4.06	35

2019	9.76	0.37	0.06	0.43	(0.45)	(0.03)	(0.48)	9.71	4.60	390	1.05	1.05	3.83	19

†	Total Return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the applicable sales charge, if applicable.
^^	Amount is less than $0.005 per share.
(1)	Per share data calculated using average shares method.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

51

For a Share Outstanding Throughout Each Year

For the Years Ended July 31,

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss)	Total from Operations	Dividends from Net Investment Income	Distribution from Realized Gains	Total Dividends & Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Low Duration Bond Fund
Institutional Class Shares

2023	$9.81	$0.29	$(0.19)	$0.10	$(0.29)	$—	$(0.29)	$9.62	1.05%	317,976	0.43%	0.44%	2.97%	81%

2022	10.47	0.13	(0.60)	(0.47)	(0.13)	(0.06)	(0.19)	9.81	(4.49)	375,615	0.43	0.43	1.32	36

2021	10.47	0.16	0.03	0.19	(0.17)	(0.02)	(0.19)	10.47	1.82	454,723	0.43	0.43	1.50	49

2020	10.28	0.20	0.19	0.39	(0.20)	—	(0.20)	10.47	3.86	402,977	0.44	0.44	1.96	71

2019	10.14	0.22	0.13	0.35	(0.21)	—	(0.21)	10.28	3.52	318,215	0.43	0.43	2.16	23

Investor Class Shares

2023	$9.81	$0.26	$(0.18)	$0.08	$(0.26)	$—	$(0.26)	$9.63	0.90%	17,535	0.68%	0.69%	2.72%	81%

2022	10.48	0.11	(0.61)	(0.50)	(0.11)	(0.06)	(0.17)	9.81	(4.83)	22,178	0.68	0.68	1.07	36

2021	10.48	0.13	0.03	0.16	(0.14)	(0.02)	(0.16)	10.48	1.56	29,523	0.68	0.68	1.25	49

2020	10.28	0.18	0.20	0.38	(0.18)	—	(0.18)	10.48	3.70	27,415	0.69	0.69	1.72	71

2019	10.14	0.19	0.14	0.33	(0.19)	—	(0.19)	10.28	3.26	25,467	0.68	0.68	1.90	23

Municipal Bond Fund

Institutional Class Shares

2023	$9.60	$0.24	$(0.20)	$0.04	$(0.24)	$(0.01)	$(0.25)	$9.39	0.46%	20,120	0.70%	0.70%	2.53%	17%

2022	10.24	0.23	(0.51)	(0.28)	(0.21)	(0.15)	(0.36)	9.60	(2.84)	28,357	0.64	0.64	2.35	8

2021	10.61	0.26	0.02	0.28	(0.26)	(0.39)	(0.65)	10.24	2.77 ††	38,590	0.56	0.59	2.49	0

2020	10.51	0.23	0.14	0.37	(0.27)	—^^	(0.27)	10.61	3.56 ††	55,286	0.46	0.56	2.19	19

2019	10.20	0.24	0.31	0.55	(0.24)	—^^	(0.24)	10.51	5.49 ††	155,224	0.41	0.51	2.31	9

Investor Class Shares

2023	$9.60	$0.22	$(0.19)	$0.03	$(0.22)	$(0.01)	$(0.23)	$9.40	0.31%	5,108	0.96%	0.96%	2.29%	17%

2022	10.25	0.21	(0.53)	(0.32)	(0.18)	(0.15)	(0.33)	9.60	(3.18)	4,632	0.89	0.89	2.11	8

2021	10.61	0.23	0.03	0.26	(0.23)	(0.39)	(0.62)	10.25	2.61 ††	4,797	0.81	0.84	2.23	0

2020	10.51	0.21	0.13	0.34	(0.24)	—^^	(0.24)	10.61	3.30 ††	4,729	0.73	0.83	1.96	19

2019	10.20	0.21	0.31	0.52	(0.21)	—^^	(0.21)	10.51	5.21 ††	6,292	0.66	0.76	2.07	9

†	Total Return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the applicable sales charge, if applicable.
††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
^^	Amount is less than $0.005 per share.
(1)	Per share data calculated using average shares method.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

52

1.	Organization:

The Frost Family of Funds (the “Trust”) is an open-end investment management company established under Delaware law as a Delaware statutory trust under a Declaration of Trust dated December 11, 2018. The Frost Family of Funds include the Frost Growth Equity Fund (the “Growth Equity Fund”), Frost Total Return Bond Fund (the “Total Return Bond Fund”), Frost Credit Fund (the “Credit Fund”), Frost Low Duration Bond Fund (the “Low Duration Bond Fund”), and Frost Municipal Bond Fund (the “Municipal Bond Fund”) (each a “Fund” and, collectively, the “Funds”). With the exception of the Growth Equity Fund, each fund is classified as a “diversified” investment company under the 1940 Act. Effective May 17, 2021, the Growth Equity Fund was reclassified from a “diversified” to a “non-diversified” investment company under the 1940 Act. The Growth Equity Fund seeks to achieve long- term capital appreciation. The Total Return Bond Fund and Low Duration Bond Fund seek to maximize total return, consisting of income and capital appreciation, consistent with the preservation of principal. The Credit Fund seeks to maximize total return, consisting of income and capital appreciation. The Municipal Bond Fund seeks to provide a consistent level of current income exempt from federal income tax with a secondary emphasis on maximizing total return through capital appreciation. The Funds may change their investment objective without shareholder approval. The assets of each Fund of the Trust are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. Certain of the Funds currently offer Institutional Class Shares, Investor Class Shares and A Class Shares.

Each Fund is a successor to a corresponding predecessor mutual fund of the same name that was a series of The Advisors’ Inner Circle Fund II (each, a “Predecessor Fund” and, collectively, the “Predecessor Funds”). Each Predecessor Fund was managed by Frost Investment Advisors, LLC (the “Adviser” or “Frost”) using substantially the same investment objectives, strategies, policies and restrictions as those used by its corresponding Fund. Each Predecessor Fund was reorganized into its corresponding Fund on June 24, 2019, in connection with each Fund’s commencement of operations (each, a “Reorganization”). Each Predecessor Fund is treated as the survivor of the relevant Reorganization for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Funds for periods prior to June 24, 2019, is that of the Predecessor Funds.

2.	Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if such exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from the primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trust’s fair value procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should

53

existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Exchange-traded registered investment companies are valued at the closing price from the primary exchange. Open-end investment companies held in the Funds’ portfolios are valued at the published net asset value.

Securities for which market prices are not “readily available” are required to be fair valued in good faith under the 1940 Act.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund’s investment adviser to perform fair-value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair-value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 was September 8, 2022.

Effective September 8, 2022, and pursuant to the requirements of Rule 2a-5, the Trust’s Board of Trustees (the “Board”) designated the Adviser as the Board’s valuation designee to perform fair-value determinations for the Funds through a Fair Value Committee (the “Committee”) established by the Adviser and approved new Adviser Fair Value Procedures for the Funds. Prior to September 8, 2022, fair-value determinations were performed in accordance with the Trust’s Fair Value Procedures established by the Funds’ Board and were implemented through the Committee designated by the Board.

Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called. In addition, SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser if a Fund is holding a relevant security that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit

54

price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company under Sub-chapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended July 31, 2023, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year ended July 31, 2023, the Funds did not incur any interest or penalties.

The Funds may also be subject to taxes imposed by governments of countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the Funds may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the Funds’ books. In many cases, however, the Funds may not receive such amounts for an extended period of time, depending on the country of investment. Upon the Fund’s receipt of reclaims, the reclaims are recorded as a reduction to foreign taxes withheld.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on the specific identification method. Dividend income is recognized on the ex-dividend date, interest income is recognized on an accrual basis and includes the amortization of premiums and the accretion of discount. Realized gains (losses) on paydowns of mortgage-backed and asset- backed securities are recorded as an adjustment to interest income. Litigation income received during the year is recorded as realized gains by the Fund when such information becomes known. Gains of this type are infrequent to the Fund and are not expected to reoccur on a consistent basis.

Repurchase Agreements — In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities (“collateral”), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. Such collateral will be cash, debt securities issued or guaranteed by the U.S. Government, securities that at the time the repurchase agreement is entered into are rated in the highest category

55

by a nationally recognized statistical rating organization (“NRSRO”) or unrated category by an NRSRO, as determined by the Adviser. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Futures Contracts — To the extent consistent with its investment objective and strategies, the Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. The Fund’s investments in futures contracts are designed to enable the Fund to more closely approximate the performance of its benchmark indices. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract. Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Finally, futures contracts involve the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

There were no significant futures held by the Funds during the year ended and no futures held as of July 31, 2023.

Expenses — Expenses of the Trust that can be directly attributed to a particular fund are borne by that fund. Expenses which cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by the specific class of shares. Income, realized and unrealized gain (loss), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Growth Equity Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. The Total Return Bond Fund, Credit Fund, Low Duration Bond Fund, and Municipal Bond Fund each distribute their net investment income monthly, as available, and make distributions of their net realized capital gains, if any, at least annually.

Interfund Lending — The SEC has granted an exemption that permits the Funds to participate in an interfund lending program (the “Interfund Lending Program”) whereby the Funds may lend money to, and borrow money from, each other for temporary or emergency purposes, subject to certain terms and conditions. Participation in the Interfund Lending Program is voluntary for both borrowing and lending Funds. For the year ended July 31, 2023, the Funds did not participate in the Interfund Lending Program.

3.	Transactions with Affiliates:

Certain officers and a trustee of the Trust are also employees of the Administrator, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and the trustee are paid no fees by the Trust for serving as officers and trustee of the Trust. A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are the employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended July 31, 2023, the Funds

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were charged as follows for these services: $215,279 in the Growth Equity Fund, $1,980,052 in the Total Return Bond Fund, $115,503 in the Credit Fund, $268,666 in the Low Duration Bond Fund, and $22,474 in the Municipal Bond Fund.

The Funds have adopted a Distribution Plan (the “Plan”) for the Investor Class Shares and A Class Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of each Fund’s average net assets attributable to the Investor Class Shares and A Class Shares as compensation for distribution services.

The Funds have adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.15% based on the average daily net assets of the Funds’ A Class Shares. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders’ accounts and other shareholder services. For the year ended July 31, 2023, Total Return Bond Fund paid $8,226 for shareholder services.

SS&C GIDS, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. These credit amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

Brown Brothers Harriman & Co. serves as Custodian for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5.	Investment Advisory Agreement:

The Adviser serves as the investment adviser to the Funds. The Adviser is a wholly owned non-banking subsidiary of Cullen/ Frost Bankers, Inc. (“Frost Bank”). For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund. The Adviser has contractually agreed to reduce its fees and/or reimburse expenses for certain Funds to the extent necessary to keep total annual Fund operating expenses from exceeding certain levels as set forth below until June 24, 2024 (the “Contractual Expense Limitation”) for the Growth Equity Fund, Total Return Bond Fund, Credit Fund and Low Duration Bond Fund. The Adviser is entitled to the same fee for its services to each Predecessor Fund as it is for each Predecessor Fund’s corresponding Fund. In addition, the Adviser agreed to the same Contractual Expense Limitation and Voluntary Expense Limitation, as applicable, for each Predecessor Fund as with its corresponding Fund.

The table below shows the rate of each Fund’s investment advisory fee and the Adviser’s Contractual Expense Limitation for each Fund:

Fund	Advisory Fee Before Contractual Fee Reduction	Institutional Class Shares Contractual Expense Limitation	Investor Class Shares Contractual Expense Limitation*	A Class Shares Contractual Expense Limitation**
Growth Equity Fund†	0.50%	1.25%	1.50%	N/A

Total Return Bond Fund	0.35%	0.95%	1.20%	1.35%

Credit Fund††	0.50%	1.00%	1.25%	1.40%

Low Duration Bond Fund	0.30%	0.95%	1.20%	N/A

Municipal Bond Fund†††	0.25%	N/A	N/A	N/A

†	Prior to September 1, 2017, the investment advisory fee was 0.65%.
††	Prior to September 1, 2017, the investment advisory fee was 0.60%.
†††	Prior to November 28, 2020, the investment advisory fee was 0.35%.

* The Rate includes the distribution amount of 0.25%.

** The Rate includes the distribution amount of 0.25% and the servicing amount of 0.15%.

Prior to November 28, 2020, the Adviser had contractually agreed to waive the advisory fee for the Municipal Bond Fund (which was 0.35% at the time) by 0.01% (the “contractual fee reduction”) and had voluntarily agreed to reduce the advisory fee by an additional 0.09% (the “voluntary fee reduction”).

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In addition, the Adviser has voluntarily agreed to reduce its fees and/or reimburse expenses of the Frost Municipal Bond Fund to the extent necessary to keep total annual Fund operating expenses (not including excluded expenses) for Institutional Class Shares and Investor Class Shares from exceeding 1.05% (the “voluntary expense limitation”). The Adviser intends to continue this voluntary expense limitation until further notice, but may discontinue all or part of these fee reductions or expense reimbursements at any time. At July 31, 2023, there were no amounts available for recapture.

If at any point it becomes unnecessary for the Adviser to make Expense Limitation reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and the aforementioned Expense Limitations to recapture all or a portion of its prior Expense Limitation reimbursements made during the preceding three year period up to the expense cap in place at the time the expenses were waived. The Adviser, however, will not be permitted to recapture any amount that is attributable to its Voluntary Fee Reduction. During the year ended July 31, 2023, the Adviser did not recapture previously waived/reimbursed fees for the Funds.

6.	Investment Transactions:

The cost of security purchases and the proceeds from the sales and maturities of securities, other than short-term investments, for the year ended July 31, 2023, were as follows:

	U.S. Government	Other	Total
Growth Equity Fund
Purchases	$—	$34,798,532	$34,798,532
Sales	—	85,592,346	85,592,346
Total Return Bond Fund
Purchases	1,444,714,052	281,962,673	1,726,676,725
Sales	1,301,949,263	312,578,397	1,614,527,660
Credit Fund
Purchases	—	22,439,665	22,439,665
Sales	—	35,591,526	35,591,526
Low Duration Bond Fund
Purchases	169,751,953	103,660,623	273,412,576
Sales	172,213,164	186,848,901	359,062,065
Municipal Bond Fund
Purchases	—	4,477,833	4,477,833
Sales	—	7,292,089	7,292,089

7.	Federal Tax Information:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. The permanent differences primarily consist of reclassification of long term capital gain distribution on REITs (Real Estate Investment Trust), market discount adjustment, amortization adjustment on premium bond sold, gains and losses on paydowns of mortgage and asset-backed securities for tax purposes, defaulted bond adjustment, perpetual bond adjustment, and distribution reclassification. There are no permanent differences that are credited or charged to Paid-in Capital and Distributable Earnings as of July 31, 2023.

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The tax character of dividends and distributions declared during the years ended July 31, 2023 and July 31, 2022, were as follows:

	Tax Exempt	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Growth Equity Fund
2023	$–	$–	$30,247,342	$–	$30,247,342
2022	–	5,186,358	47,497,070	–	52,683,428
Total Return Bond Fund
2023	–	151,097,576	–	–	151,097,576
2022	–	105,053,643	–	–	105,053,643
Credit Fund
2023	–	9,483,631	–	–	9,483,631
2022	–	7,577,237	30,015	–	7,607,252
Low Duration Bond Fund
2023	–	10,835,074	–	–	10,835,074
2022	–	5,723,402	2,920,806	–	8,644,208
Municipal Bond Fund
2023	673,991	95,158	35,387	–	804,536
2022	762,747	6,053	581,825	–	1,350,625

As of July 31, 2023, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax- Exempt Income	Undistributed Long-Term Capital Gains	Post October Losses	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation) on Investments and Foreign Currency	Late Year Loss Deferral	Other Temporary Differences	Total Distributable Earnings (Accumulated Losses)
Growth Equity Fund	$224,942	$–	$35,183,872	$–	$–	$186,908,777	$–	$1	$222,317,592

Total Return Bond Fund	1,480,958	–	–	–	(238,970,420)	(137,742,087)	–	16	(375,231,533)
Credit Fund	75,242	–	–	–	(5,522,628)	(12,056,768)	–	–	(17,504,154)
Low Duration Bond Fund	110,885	–	–	–	(17,434,534)	(11,023,553)	–	9	(28,347,193)
Municipal Bond Fund	–	105,448	–	–	(24,052)	(509,644)	–	(2)	(428,250)

Post-October capital losses represent capital losses realized on investment transactions from November 1, 2022, through July 31, 2023, that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

Deferred late-year losses represent ordinary losses realized on investment transactions from January 1, 2023, through July 31, 2023, and specified losses realized on investment transactions from November 1, 2022, through July 31, 2023, that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year. For the year ended July 31, 2023, there were no deferred Post-October capital losses or late-year losses.

The Fund have capital losses carried forward as follows:

	Short-Term Loss	Long-Term Loss	Total
Total Return Bond Fund	$58,216,735	$180,753,685	$238,970,420
Credit Fund	782,932	4,739,696	5,522,628
Low Duration Bond Fund	3,233,714	14,200,820	17,434,534
Municipal Bond Fund	–	24,052	24,052

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The aggregate cost of investments for federal income tax purposes at July 31, 2023, is different from book purposes primarily due to wash sales loss deferrals, market discount adjustment, perpetual bond adjustment and the difference due premium amortization on callable securities. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at July 31, 2023, were as follows:

	Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Equity Fund	$127,867,829	$187,286,102	$(377,325)	$186,908,777
Total Return Bond Fund	2,865,329,233	47,547,137	(185,289,224)	(137,742,087)
Credit Fund	171,387,585	1,788,006	(13,844,774)	(12,056,768)
Low Duration Bond Fund	343,774,791	210,815	(11,234,368)	(11,023,553)
Municipal Bond Fund	25,321,895	204,777	(714,421)	(509,644)

8.	Risks:

Asset-Backed and Mortgage-Backed Securities Risk (Total Return Bond Fund, Credit Fund, Low Duration Bond Fund): Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. Asset-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations. To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion (“liquidity protection”). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool (“credit support”). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

In addition, certain asset-backed securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

Collateralized Loan Obligations Risk (Credit Fund, Low Duration Bond Fund, Total Return Bond Fund): Collateralized loan obligations are investment vehicles typically collateralized by a pool of loans, which may include, among others, senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Collateralized loan obligations are subject to the risks of substantial losses due to actual defaults by borrowers of the loans underlying the collateralized loan obligations, which will be greater during periods of economic or financial stress. Collateralized loan obligations may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to collateralized loan obligation securities as a class. The Fund may invest in collateralized loan obligations that hold loans of uncreditworthy borrowers or in subordinate tranches of a collateralized loan obligation, which may absorb losses from underlying borrower defaults before senior tranches.

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Investments in such collateralized loan obligations present a greater risk of loss. In addition, collateralized loan obligations are subject to interest rate risk and credit risk.

Credit Risk (Total Return Bond Fund, Credit Fund, Low Duration Bond Fund, Municipal Bond Fund): The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the government sponsored agency’s own resources. As a result, investments in securities issued by government sponsored agencies that are not backed by the U.S. Treasury are subject to higher credit risk than those that are.

High yield, or “junk,” bonds are highly speculative securities that are usually issued by smaller less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Equity Risk (Growth Equity Fund): Since they purchase equity securities, the Funds are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of each Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in each Fund.

Foreign Company Risk (Growth Equity Fund, Credit Fund): Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (“SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by a Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Growth Style Risk (Growth Equity Fund): The price of equity securities rises and falls in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. The Fund may invest in securities of companies that the Adviser believes have superior prospects for robust and sustainable growth of revenues and earnings. These may be companies with new, limited or cyclical product lines, markets or financial resources, and the management of such companies may be dependent

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upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

High Yield Bond Risk (Municipal Bond Fund, Credit Fund, Low Duration Bond Fund, Total Return Bond Fund): High yield, or “junk,” bonds are highly speculative securities that are usually issued by smaller less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Interest Rate Risk (Total Return Bond Fund, Credit Fund, Low Duration Bond Fund, Municipal Bond Fund): As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund’s share price to fall. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.

The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher the duration, the more volatile the security.

Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate.

Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of its assets of the mutual fund it represents.

Issuer Risk (Total Return Bond Fund, Credit Fund, Low Duration Bond Fund): The risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Leverage Risk (Credit Fund): The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

LIBOR Replacement Risk (Total Return Bond Fund, Credit Fund, Low Duration Bond Fund, Municipal Bond Fund): The U.K. Financial Conduct Authority stopped compelling or inducing banks to submit certain London Inter-Bank Offered Rate (“LIBOR”) rates effective June 30, 2023 and has continued to do so subsequent to this date. The elimination of LIBOR may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. The Funds are still assessing the impact of the transition away from LIBOR and will continue to do so until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Liquidity Risk (Total Return Bond Fund, Credit Fund, Low Duration Bond Fund): The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a

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security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Management Risk (Each Fund): The risk that the investment techniques and risk analyses applied by the Adviser will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to the Adviser and the individual portfolio manager in connection with managing each Fund. There is no guarantee that the investment objective of a Fund will be achieved.

Market Risk (Each Fund): The risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Global health events and pandemics, such as COVID-19, have the ability to affect — quickly, drastically and substantially the economies of many nations, states, individual companies and the markets in general and can cause disruptions that cannot necessarily be foreseen. The spread of COVID-19 around the world in 2020 resulted in a substantial number of nations implementing social distancing measures, quarantines, and the shutdown of non-essential businesses and governmental services. Further, it has caused significant volatility in U.S. and international markets. The impact of the outbreak may be short term or may last for an extended period of time.

Municipal Issuers Risk (Low Duration Bond Fund, Municipal Bond Fund, Total Return Bond Fund): There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of each Fund’s municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer’s ability to levy and collect taxes.

Prepayment and Extension Risk (Total Return Bond Fund, Credit Fund, Low Duration Bond Fund, Municipal Bond Fund): Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with corporate-backed, mortgage-backed and asset-backed securities. If a security is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the Fund may not be able to invest the proceeds in securities providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The Fund may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Repurchase Agreement Risk (Credit Bond Fund, Low Duration Bond Fund, Total Return Bond Fund): Under a repurchase agreement, the seller of a security to the Fund agrees to repurchase the security at a mutually agreed-upon time and price. If the seller in a repurchase agreement transaction defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement.

Sector Focus Risk (Growth Equity Fund, Credit Fund, Low Duration Bond Fund, Total Return Bond Fund): Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.

Small- and Mid-Capitalization Company Risk (Growth Equity Fund): The small- and mid-capitalization companies in which these Funds may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity

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risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

State-Specific Risk (Municipal Bond Fund): The Fund is subject to the risk that the economy of the states in which it invests, and the revenues underlying state municipal bonds, may decline. Investing primarily in a single state means that the Fund is more exposed to negative political or economic factors in that state than a fund that invests more widely.

Structured Note Risk (Credit Fund): The Fund may invest in fixed income linked structured notes. Structured notes are typically privately negotiated transactions between two or more parties. The fees associated with a structured note may lead to increased tracking error. The Fund also bears the risk that the issuer of the structured note will default. The Fund bears the risk of loss of its principal investment and periodic payments expected to be received for the duration of its investment. In addition, a liquid market may not exist for the structured notes. The lack of a liquid market may make it difficult to sell the structured notes at an acceptable price or to accurately value them.

Zero Coupon, Deferred Interest and Pay-In-Kind Bond Risk (Credit Fund): These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest- bearing securities having similar maturities and credit quality.

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9.	Other:

On July 31, 2023, the number of shareholders below held the following percentage of the outstanding shares of the Funds:

	# of Shareholders	% of Outstanding Shares

Growth Equity Fund

Institutional Class Shares	3	59%

Investor Class Shares	2	83%

Total Return Bond Fund

Institutional Class Shares	3	50%

Investor Class Shares	1	19%

A Class Shares	2	34%

Credit Fund

Institutional Class Shares	2	72%

Investor Class Shares	2	79%

A Class Shares	1	27%

Low Duration Bond Fund

Institutional Class Shares	2	50%

Investor Class Shares	1	73%

Municipal Bond Fund

Institutional Class Shares	4	65%

Investor Class Shares	2	82%

These shareholders are comprised of omnibus accounts, which are held on behalf of various individual shareholders.

10.	Indemnifications:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

11.	Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of July 31, 2023.

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To the Shareholders and the Board of Trustees of Frost Family of Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Frost Family of Funds (the “Trust”) (comprising the Frost Credit Fund, Frost Growth Equity Fund, Frost Low Duration Bond Fund, Frost Municipal Bond Fund, and Frost Total Return Bond Fund (collectively referred to as the “Funds”)), including the schedules of investments, as of July 31, 2023, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Frost Family of Funds at July 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023, by correspondence with the custodian, brokers, and others; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Frost investment companies since 2008.

San Antonio, Texas

September 28, 2023

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Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.”

Name and	Position with Trust and Length of Time	Principal Occupation
Year of Birth	Served[1]	in the Past Five Years

INTERESTED TRUSTEES[2,3]
Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (since 2019)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
Mace McCain (Born: 1958)	Trustee (since 2021)	President, Chief Investment Officer and Manager of Frost Investment Advisors LLC since 2021. Executive Vice President, Statewide Portfolio Management Team Leader of Frost Bank – Financial Services, 2017 to 2021. Managing Director and Regional Portfolio Manager of Frost Investment Advisors LLC, 2009 to 2016.

INDEPENDENT TRUSTEES[2,3]
Joseph T. Grause, Jr (Born: 1952)	Trustee and Lead Independent Trustee (since 2019)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor, the Adviser and/or their affiliates.

3	Trustees oversee 5 funds in the Frost Family of Funds.

Mr. Nesher is a Trustee who may be deemed to be an “interested” person, as that term is defined in the 1940 Act, of the Trust by virtue of his affiliation with the Distributor and/or its affiliates. Mr. McCain is a Trustee who may be deemed to be an “interested” person, as that term is defined in the 1940 Act, of the Trust by virtue of his affiliation with the Adviser and/or its affiliate. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-71-FROST. The following chart lists Trustees and Officers as of July 31, 2023:

Other Directorships
Held in the Past Five Years[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments-Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments-Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd. Former Directorships: Trustee of SEI Liquid Asset Trust to 2016.
None.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Director of The Korea Fund, Inc. to 2019.

4

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation in the Past Five Years

INDEPENDENT TRUSTEES[3]
Bruce R. Speca (Born: 1956)	Trustee (Since 2019)

Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.

Robert Mulhall (Born: 1958)	Trustee (since 2019)	Partner, Ernst & Young LLP, from 1998 to 2018.

OFFICERS
Michael Beattie (Born: 1965)	President (since 2019)	Director of Client Service, SEI Investments, since 2004.
James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2019)	Attorney, SEI Investments, since 2017. Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.
John Bourgeois (Born: 1973)	Assistant Treasurer (since 2019)	Fund Accounting Manager, SEI Investments, since 2000.
Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.

Other Directorships Held

in the Past Five Years4

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

Director of Stone Harbor Investments Funds, Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund).

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds.

None.

None.

None.

None.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation in the Past Five Years

OFFICERS
Russell Emery (Born: 1962)	Chief Compliance Officer (since 2019)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Frost Family of Funds, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.
Matthew M. Maher (Born: 1975)	Vice President and Secretary (since 2019)

Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2019)	Counsel at SEI Investments since 2019. Vice President, JPMorgan Chase & Co., from 2012 to 2018.

Other Directorships

Held in the Past Five Years

None.

None.

None.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation in the Past Five Years

OFFICERS (continued)
Robert Morrow (Born: 1968)	Vice President (since 2019)	Account Manager, SEI Investments, since 2007.
Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.

Donald Duncan (Born: 1964)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2023)

Chief Compliance Officer and Global Head of Anti-Money Laundering Strategy of SEI Investments Company since January 2023. Head of Global Anti-Money Laundering Program for Hamilton Lane Advisors, LLC from August 2021 until December 2022. Senior VP and Supervising Principal of Hamilton Lane Securities, LLC from June 2016 to August 2021. Senior Director at AXA-Equitable from June 2011 until May 2016. Senior Director at PRUCO Securities, a subsidiary of Prudential Financial, Inc. from October 2005 until December 2009.

Other Directorships

Held in the Past Five Years

None.

None.

None.

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a fund’s average net assets; this percentage is known as a fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The expenses shown in the table below do not include any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, if applicable. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (February 1, 2023, to July 31, 2023).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

76

	Beginning Account Value 2/1/2023	Ending Account Value 7/31/2023	Annualized Expense Ratios	Expenses Paid During Period*
Growth Equity Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,243.10	0.63%	$3.50
Investor Class	$1,000.00	$1,242.30	0.88%	$4.89
Hypothetical 5% Return
Institutional Class	$1,000.00	$1,021.67	0.63%	$3.16
Investor Class	$1,000.00	$1,020.43	0.88%	$4.41
Total Return Bond Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,012.80	0.46%	$2.30
Investor Class	$1,000.00	$1,011.50	0.71%	$3.54
A Class	$1,000.00	$1,011.00	0.81%	$4.04
Hypothetical 5% Return
Institutional Class	$1,000.00	$1,022.51	0.46%	$2.31
Investor Class	$1,000.00	$1,021.27	0.71%	$3.56
A Class	$1,000.00	$1,020.78	0.81%	$4.06
Credit Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,033.90	0.74%	$3.73
Investor Class	$1,000.00	$1,031.60	0.99%	$4.99
A Class	$1,000.00	$1,032.70	0.99%	$4.99
Hypothetical 5% Return
Institutional Class	$1,000.00	$1,021.13	0.74%	$3.71
Investor Class	$1,000.00	$1,019.89	0.99%	$4.96
A Class	$1,000.00	$1,019.89	0.99%	$4.96

	Beginning Account Value 2/1/2023	Ending Account Value 7/31/2023	Annualized Expense Ratios	Expenses Paid During Period*
Low Duration Bond Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,011.00	0.43%	$2.14
Investor Class	$1,000.00	$1,010.80	0.68%	$3.39
Hypothetical 5% Return
Institutional Class	$1,000.00	$1,022.66	0.43%	$2.16
Investor Class	$1,000.00	$1,021.42	0.68%	$3.41
Municipal Bond Fund
Actual Fund Return
Institutional Class	$1,000.00	$997.20	0.74%	$3.66
Investor Class	$1,000.00	$996.00	1.00%	$4.95
Hypothetical 5% Return
Institutional Class	$1,000.00	$1,021.13	0.74%	$3.71
Investor Class	$1,000.00	$1,019.84	1.00%	$5.01

*

Unless otherwise indicated, expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 181/365 (to reflect the one-half year period).

77

Pursuant to Rule 22e-4 under the 1940 Act, the Funds’ investment adviser has adopted, and the Board has approved, a liquidity risk management program (the “Program”) to govern the Funds’ approach to managing liquidity risk. The Program is overseen by the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds.

At a meeting of the Board held on May 24, 2023, the Trustees received a report from the Program Administrator addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period from January 1, 2022 through December 31, 2022. Among other things, the Program Administrator’s report noted that:

•

the Program Administrator had determined that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk during the period covered by the report.

•	during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders.

•	no material changes have been made to the Program during the period covered by the report.

•

none of the Frost Credit Fund, Frost Low Duration Bond Fund, Frost Municipal Bond Fund and Frost Total Return Bond Fund experienced a shortfall of its respective highly liquid investment minimum during the period covered by the report.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Funds’ exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

78

For shareholders who do not have a July 31, 2023 taxable year end, this notice is for informational purposes only. For share-holders with a July 31, 2023 taxable year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended July 31, 2023, the Funds are designating the following items with regard to distributions paid during the year.

	Return of Capital	Long Term Capital Gains Distributions (Tax Basis)	Ordinary Income Distributions (Tax Basis)	Tax Exempt Income Distribution (Tax Basis)	Total Distributions (Tax Basis)
Growth Equity Fund	0%	100%	0%	0%	100%
Total Return Bond Fund	0%	0%	100%	0%	100%
Credit Fund	0%	0%	100%	0%	100%
Low Duration Bond Fund	0%	0%	100%	0%	100%
Municipal Bond Fund	0%	4%	12%	84%	100%

	Dividends Qualifying for Corporate Dividends Rec. Deduction(1)	Qualifying Dividend Income (15% Tax Rate for QDI)(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Qualified Short-Term Capital Gain(5)
Growth Equity Fund	0%	0%	0%	0%	0%
Total Return Bond Fund	0%	0%	21%	95%	0%
Credit Fund	0%	0%	0%	98%	0%
Low Duration Bond Fund	0%	0%	25%	99%	0%
Municipal Bond Fund(6)	0%	0%	0%	0%	0%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Qualifying Interest Income” and is reflected as a percentage of net investment income distributions that is exempt from U.S withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S withholding tax when paid to foreign investors.

(6)

For California income tax purposes, for the fiscal year ended July 31, 2023, Municipal Bond Fund, designated 5.17% of their distributions paid from net investment income as exempt-interest dividends under Section 17145 of the California Revenue and Taxation Code.

Please consult your tax advisor for proper treatment of this information. This notification should be kept with you permanent tax papers.

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FROST FAMILY OF FUNDS

Investment Adviser

Frost Investment Advisors, LLC

111 West Houston Street

P.O. Box 2509

San Antonio, Texas 78299-2509

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Administrator

SEI Investments Global Fund Services

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Independent Registered Public Accounting Firm

Ernst & Young LLP

111 West Houston St., Suite 1901

San Antonio, Texas 78205

Legal Counsel

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, Pennsylvania 19103

This information must be preceded or accompanied by a current prospectus for the Funds.

FIA-AR-001-1600

(b)  Not applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial expert is Robert Mulhall, and is considered to be “independent,” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by Ernst & Young LLP (“E&Y”) relate to the Frost Family of Funds (the “Trust”).

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE July 31, 2023			FYE July 31, 2022
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$272,400	None	None	$242,000	None	None
(b)	Audit- Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

2

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether these services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether these services are consistent with SEC’s rules and whether the provision of these services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any said proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at the Audit Committee’s next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2)	Percentage of fees billed by E&Y applicable to non-audit services pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows:

	FYE July 31, 2023	FYE July 31, 2022
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f)	Not applicable.

3

(g)  The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended July 31st were $14,500 and $12,500 for 2023 and 2022, respectively.

(h)  During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence

(i)  Not applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j)  Not applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

4

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act, as amended (17 CFR § 270.30a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13. Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Frost Family of Funds

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President
Date: October 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President
Date: October 6, 2023

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger
Treasurer, Controller, and CFO
Date: October 6, 2023

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